                                                       Registration No. 33-89188


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                        POST-EFFECTIVE AMENDMENT NO. 5 TO
                                    FORM S-6
                                FOR REGISTRATION
                                      UNDER
                    THE SECURITIES ACT OF 1933 OF SECURITIES
                      OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                ----------------

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                              (EXACT NAME OF TRUST)

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

              ROBERT J. BERDAN, VICE PRESIDENT AND GENERAL COUNSEL
                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

     It is proposed that this filing will become effective
          immediately upon filing pursuant to paragraph (b)
     ----
      X   on April 28, 2000 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(1)
     ----
          on (DATE) pursuant to paragraph (a)(1)
     ---- of Rule 485
          this post-effective amendment designates a new
     ---- effective date for a previously filed post-effective amendment


                                ----------------

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

                              CROSS-REFERENCE SHEET


         Cross reference sheet showing location in Prospectus of information required by Form N-8B-2.

              Item Number                                    Heading in Prospectus
              -----------                                    ---------------------
                   1.........................................Cover Page
                   2 ........................................Cover Page; Northwestern Mutual
                   3 ........................................Not Applicable
                   4 ........................................Distribution of the Policies
                   5 ........................................The Account and its Divisions
                   6 ........................................The Account and its Divisions
                   7 ........................................Not Applicable
                   8 ........................................Not Applicable
                   9 ........................................Legal Proceedings
                  10(a)......................................Other Policy Provisions:  Owner
                  10(b)......................................Annual Dividends
                  10(c) and (d)..............................Death Benefit, Cash Value, Loans
                                                             and  Withdrawals,  Right  to  Return  Policy,
                                                             Right  to  Exchange   for  a  Fixed   Benefit
                                                             Policy, Payment Plans
                  10(e)......................................Premiums, Paid-Up Insurance,
                                                             Reinstatement
                  10(f)......................................Voting Rights
                  10(g)......................................Voting Rights, Substitution of Fund
                                                             Shares and Other Changes
                  10(h)......................................Voting Rights, Substitution of Fund
                                                             Shares and Other Changes
                  10(i)......................................Premiums, Death Benefit, Annual
                                                             Dividends, Other Policy Provisions:

                                                             Payment Plans
                                                             -------------

                  11 ........................................The  Account,  The Funds:  Northwestern  Mutual
                                                             Series  Fund,  Inc. -- Small Cap Growth Stock
                                                             Portfolio,     Aggressive     Growth    Stock
                                                             Portfolio,  International  Equity  Portfolio,
                                                             Index  400  Stock  Portfolio,   Growth  Stock
                                                             Portfolio,    Growth   and    Income    Stock
                                                             Portfolio,  Index 500 Stock  Portfolio,  High
                                                             Yield Bond Portfolio,  Select Bond Portfolio,
                                                             and   Money   Market   Portfolio.   Russell
                                                             Insurance  Funds -- Multi-Style  Equity Fund,
                                                             Aggressive Equity Fund,  Non-U.S.  Fund, Real
                                                             Estate Securities Fund, and Core Bond Fund
                  12 ........................................The Funds
                  13 ........................................Summary, The Funds, Deductions and
                                                             Charges, Distribution of the Policies
                  14 ........................................Requirements for Insurance
                  15 ........................................Premiums, Allocations to the Account
                  16 ........................................The Account, The Funds, Allocations
                                                             to the Account
                  17 ........................................Same Captions as Items 10(a), (c),
                                                             and (d)
                  18 ........................................The Account, Annual Dividends
                  19 ........................................Reports
                  20 ........................................Not Applicable

                  21 ........................................Loans and Withdrawals
                  22 ........................................Not Applicable
                  23.........................................Not Applicable
                  24 ........................................Not Applicable
                  25 ........................................Northwestern Mutual
                  26 ........................................The Funds, Deductions and Charges
                  27 ........................................Northwestern Mutual
                  28 ........................................Management
                  29 ........................................Not Applicable
                  30 ........................................Not Applicable
                  31 ........................................Not Applicable
                  32 ........................................Not Applicable
                  33 ........................................Not Applicable
                  34 ........................................Not Applicable
                  35 ........................................Northwestern Mutual
                  36 ........................................Not Applicable
                  37 ........................................Not Applicable
                  38 ........................................Distribution of the Policies
                  39 ........................................Distribution of the Policies
                  40 ........................................The Funds
                  41 ........................................The Fund, Distribution of the Policies
                  42 ........................................Not Applicable
                  43 ........................................Not Applicable
                  44 ........................................The Funds, Requirements for Insurance,
                                                             Premiums, Death Benefit, Cash Value
                  45 ........................................Not Applicable
                  46 ........................................Same Captions as Items 10(c) and (d)
                  47 ........................................Not Applicable
                  48 ........................................Not Applicable
                  49 ........................................Not Applicable
                  50 ........................................The Account
                  51 ........................................Numerous Captions
                  52 ........................................Substitution of Fund Shares and
                                                             Other Changes
                  53 ........................................Not Applicable
                  54 ........................................Not Applicable
                  55 ........................................Not Applicable
                  56 ........................................Not Applicable
                  57 ........................................Not Applicable
                  58 ........................................Not Applicable
                  59 ........................................Financial Statements

APRIL 28, 2000


         NORTHWESTERN MUTUAL VARIABLE COMPLIFE(R)



         Variable Whole Life Policy

         with Additional Protection



















                                                         (PHOTO)








         CompLife(R) is a registered
         service mark of
         Northwestern Mutual
         Life Insurance Company

         NORTHWESTERN MUTUAL                  The Northwestern Mutual Life
         SERIES FUND, INC. AND                Insurance Company
         RUSSELL INSURANCE FUNDS              720 East Wisconsin Avenue
                                              Milwaukee, Wisconsin 53202
                                              (414) 271-1444



                                   PROSPECTUS



                                    [NORTHWESTERN MUTUAL THE QUIET COMPANY LOGO]

CONTENTS FOR THIS PROSPECTUS


                                                      PAGE
                                                      ----
Prospectus..............................................1
Summary ................................................2
     Variable Life Insurance............................2
     The Account and its Divisions......................2
     The Policy.........................................2
       Premiums.........................................2
       Death Benefit....................................2
       Cash Value ......................................2
       Deductions and Charges...........................2
         From Premiums..................................2
         From Policy Value..............................3
         From the Assets of the Account.................3
         Transaction Charges............................3
         Surrender Charges..............................3
         From the Mutual Funds..........................3
 The Northwestern Mutual Life Insurance Company,
     Northwestern Mutual Variable Life Account,
         Northwestern Mutual Series Fund, Inc. and
         Russell Insurance Funds........................5
     Northwestern Mutual................................5
     The Account........................................5
     The Funds..........................................5
     Northwestern Mutual Series Fund, Inc...............5
     Small Cap Growth Stock Portfolio...................5
     Aggressive Growth Stock Portfolio..................5
     International Equity Portfolio.....................5
     Index 400 Stock Portfolio..........................5
     Growth Stock Portfolio.............................6
     Growth and Income Stock Portfolio..................6
     Index 500 Stock Portfolio .........................6
     Balanced Portfolio.................................6
     High Yield Bond Portfolio..........................6
     Select Bond Portfolio..............................6
     Money Market Portfolio.............................6
     Russell Insurance Funds............................6
     Multi-Style Equity Fund............................6
     Aggressive Equity Fund.............................6
     Non-U.S. Fund......................................6
     Real Estate Securities Fund........................6
     Core Bond Fund.....................................7
Detailed Information About the Policy...................7
     The Policy Design..................................7
     Requirements for Insurance.........................7
     Premiums...........................................8
     Death Benefit......................................9
     Policy Value and Paid-Up Additional Insurance.....10
     Allocations to the Account........................10
     Deductions and Charges............................10
       Deductions from Premiums........................10
       Charges Against the Policy Value................11
       Charges Against the Account Assets..............11
       Transaction Charges.............................12
       Surrender Charges...............................12
     Guarantee of Premiums, Deductions
       and Charges.....................................12
       Cash Value......................................12
       Annual Dividends................................13
       Loans and Withdrawals...........................13
       Excess Amount...................................14
       Paid-Up Insurance...............................14
       Reinstatement...................................14
       Right to Return Policy..........................15
       Right to Exchange for a Fixed Benefit Policy....15
       Other Policy Provisions.........................15
           Owner.......................................15
           Beneficiary.................................15
           Incontestability............................15
           Suicide.....................................15
           Misstatement of Age or Sex..................15
           Collateral Assignment.......................15
           Payment Plans...............................15
           Deferral of Determination and Payment.......15
       Voting Rights...................................15
       Substitution of Fund Shares
         and Other Changes.............................16
       Reports.........................................16
       Special Policy for Employers....................16
       Distribution of the Policies....................16
       Tax Treatment of Policy Benefits................17
   Other Information...................................17
       Management......................................17
       Regulation......................................19
       Legal Proceedings...............................19
       Registration Statement..........................19
       Experts.........................................19
   Financial Statements................................20
     Report of Independent Accountants
       (for the two years ended December 31, 1999).....20
     Financial Statements of the Account
       (for the two years ended December 31, 1999).....21
     Financial Statements of Northwestern Mutual
       (for the three years ended
          December 31, 1999)...........................32
     Report of Independent Accountants
       (for the three years ended
         December 31, 1999)............................43
   Appendix............................................44

PROSPECTUS


NORTHWESTERN MUTUAL VARIABLE COMPLIFE(R)

VARIABLE WHOLE LIFE POLICY WITH ADDITIONAL PROTECTION


This prospectus describes the Variable CompLife(R) Policy (the "Policy") offered by The Northwestern Mutual Life Insurance Company. We have designed the Policy to provide lifetime insurance coverage on the insured named in the Policy. We use Northwestern Mutual Variable Life Account (the "Account") to keep the money you invest separate from our general assets. Both the death benefit and the cash value provided by the Policy will vary daily to reflect the investment experience of the Account.

You may allocate the net premiums to one or more of the sixteen divisions of the Account. The assets of each division will be invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The prospectuses for these mutual funds, attached to this prospectus, describe the investment objectives for all of the Portfolios and Funds.

The Policy provides for a scheduled premium payable at least annually, but you may pay more than the scheduled amount. In some situations you may pay less than the scheduled amount. We guarantee that the death benefit will never be less than the Policy's initial amount of whole life insurance, regardless of the Account's investment experience, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. The Policy may include insurance which we guarantee for only a specified number of years. There is no guaranteed minimum cash value.


In the early years of a Policy it is likely that the cash value will be less than the premium amounts accumulated at interest. This is because of the sales and insurance costs for a new Policy. We make deductions for sales costs and administrative expenses from the cash values of Policies surrendered during the early Policy years. Therefore you should purchase a Policy only if you intend to keep it in force for a reasonably long period.

You may return a Policy for a full refund for a limited period of time. See "Right to Return Policy", p.15.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND THE RUSSELL INSURANCE FUNDS WHICH ARE ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

The following summary provides a brief overview of the Account and the Policy. It omits details which are included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policy.

VARIABLE LIFE INSURANCE

Variable life insurance is cash value life insurance and is similar in many ways to traditional fixed benefit life insurance. Variable life insurance allows the policyowner to direct the premiums, after certain deductions, among a range of investment options. The variable life insurance death benefit and cash value vary daily to reflect the performance of the selected investments. Since a substantial part of the premium pays for the insurance risk of death you should not consider variable life insurance unless your primary need is life insurance protection.

THE ACCOUNT AND ITS DIVISIONS

Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has sixteen divisions. You determine how net premiums are to be apportioned. You may select up to ten divisions at any one point in time. We invest the assets of each division in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The eleven Portfolios of Northwestern Mutual Series Fund, Inc. are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The five Russell Insurance Funds are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund. For additional information about the funds see the attached prospectuses.

THE POLICY

PREMIUMS The Policy provides for a scheduled premium for the Minimum Guaranteed Death Benefit and any Additional Protection you purchase as part of the Policy. The Minimum Guaranteed Death Benefit is the initial amount of whole life insurance provided by the Policy. Additional Protection is insurance which does not have a lifetime guarantee, but we guarantee this insurance for a specified period. The scheduled premium may include additional amounts to purchase variable paid-up additional insurance or to increase Policy Value. The scheduled premium also includes the amount required for any additional benefits that you purchase with the Policy. You may pay optional unscheduled additional premiums, within limits, to purchase variable paid-up additional insurance or to increase Policy Value. You may suspend payment of premiums if we determine under a certain set of assumptions that the Policy Value is already sufficient to cover future insurance costs. You may have to resume payment of premiums in the future if the Policy Value becomes insufficient. The Policy Value reflects investment experience as well as premiums paid and the cost of insurance and other charges. After a Policy is issued you may increase or decrease the amount of scheduled premiums within limits. Premiums are payable at least annually.

DEATH BENEFIT We guarantee that the Minimum Guaranteed Death Benefit provided by a Policy will be paid upon the death of the insured, regardless of investment experience, if you have paid scheduled premiums when they are due and no Policy debt is outstanding. The death benefit will be increased by the amount of any Additional Protection in force. We guarantee Additional Protection for a period which depends on the sex and risk classification and age of the insured when the Policy is issued and on the proportions of Minimum Guaranteed Death Benefit and Additional Protection. The death benefit will also be increased by the amount of any variable paid-up additional insurance, any excess Policy Value and any amount needed to meet federal income tax requirements for life insurance.

CASH VALUE The cash value of a Policy is not guaranteed and varies daily to reflect investment experience. You may surrender a Policy for its cash value. A surrender charge applies during the first 15 policy years. We permit partial surrenders by administrative practice if the remaining Policy meets our minimum size requirements.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

     -    Deduction of 3.5% for state and federal taxes attributable to premiums

     -    Sales load of 4.5%

     - Annual charge of $84, currently expected to be reduced to $60 after ten years

     -    Annual charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit

     - Annual expense charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection (currently expected to be charged for ten years only)

     - Any extra premium charged for insureds who do not qualify as select, standard plus or standard risks

     -    Any extra premium for additional benefits purchased with the Policy

FROM POLICY VALUE

     - An annual charge, based on the amount at risk and the attained age and risk classification of the insured, with rates based on the 1980 CSO Mortality Tables. This charge also applies for the values which support any paid-up additional insurance.

     - Any surrender charges, administrative charges or decrease in Policy debt that may result from a partial withdrawal, a decrease in the face amount of insurance or a transfer of Policy Value to paid-up insurance

FROM THE ASSETS OF THE ACCOUNT

     - A daily charge at the annual rate of .60% of the Account assets for mortality and expense risks

TRANSACTION CHARGES

     - Fee of up to $25 (currently waived) for transfers among the Account Divisions

     -    Fee of up to $25 (currently waived) for withdrawals of Excess Amount

     - Charge for administrative costs to process a partial surrender, currently expected to be $250

SURRENDER CHARGES

     - Surrender charges for sales and issuance expenses we deduct from Policy proceeds if you surrender the Policy during the first 15 years. See "Surrender Charges", p. 12.


FROM THE MUTUAL FUNDS

     - A daily charge for investment advisory and other services provided to the mutual funds. The total expenses vary by Portfolio or Fund and currently fall in an approximate range of .20% to 1.50% of assets on an annual basis.

The following table shows the annual expenses for each of the Portfolios and Funds, as a percentage of their average net assets of the Portfolio, based on 1999 operations.


                      NORTHWESTERN MUTUAL SERIES FUND, INC.


                     INVESTMENT
                      ADVISORY       OTHER      TOTAL
PORTFOLIO                FEE       EXPENSES   EXPENSES
---------            ----------    --------   --------
Small Cap Growth
  Stock *.............  .79%         .24%      1.03%
Aggressive Growth
  Stock...............  .51%         .00%       .51%
International Equity..  .67%         .07%       .74%
Index 400 Stock*......  .25%         .11%       .36%
Growth Stock .........  .43%         .00%       .43%
Growth and Income
  Stock...............  .57%         .00%       .57%
Index 500 Stock.......  .20%         .00%       .20%
Balanced..............  .30%         .00%       .30%
High Yield Bond.......  .49%         .01%       .50%
Select Bond...........  .30%         .00%       .30%
Money Market..........  .30%         .00%       .30%



*Small Cap Growth Stock and Index 400 Stock Portfolios Northwestern Mutual Investment Services, LLC (NMIS), investment adviser to Northwestern Mutual Series Fund, Inc., has contractually agreed to waive, at least until December 31, 2000, a portion of its advisory fee, up to the full amount of that fee, equal to the amount by which total operating expenses exceed (1) 1.00% of the Small Cap Growth Stock Portfolio's average daily net assets on an annual basis, and (2) 0.35% of the Index 400 Stock Portfolio's average daily net assets. In addition, NMIS has voluntarily agreed to reimburse each of these portfolios for all remaining expenses after fee waivers which exceed (1) 1.00% in the case of the Small Cap Growth Stock Portfolio, and (2) 0.35% in the case of the Index 400 Stock Portfolio, of the average daily net assets on an annual basis. This waiver and reimbursement, in each case, may be revised or eliminated at any time without notice to shareholders.

                             RUSSELL INSURANCE FUNDS


                   INVESTMENT
                    ADVISORY       OTHER      TOTAL
FUND                  FEE *      EXPENSES*  EXPENSES
----               ---------     ---------  --------
Multi-Style Equity
  Fund.............. 0.78%         0.15%     0.93%
Aggressive Equity
  Fund.............. 0.95%         0.39%     1.34%
Non-U.S. Fund....... 0.95%         0.55%     1.50%
Real Estate Securities
  Fund.............. 0.85%         0.30%     1.15%
Core Bond Fund...... 0.60%         0.26%     0.86%



*Multi-Style Equity Fund Frank Russell Investment Company's (FRIC's) advisor, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 0.92% of the average net assets of the Multi-Style Fund.

Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.25% of the average net assets of the Aggressive Equity Fund.

Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.30% of the average net assets of the Non-U.S. Fund.

Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its .85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.15% of the average daily net assets on an annual basis.

Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed
 .80% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed .80% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were .80% of the average net assets of the Core Bond Fund.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT,
NORTHWESTERN MUTUAL SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS


NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fifth largest life insurance company, based on total assets in excess of $85 billion on December 31, 1999 and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Internal Revenue Service Employer Identification Number of Northwestern Mutual is 39-0509570.

"We" in this prospectus means Northwestern Mutual.


THE ACCOUNT

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, the policies issued prior to the introduction of Variable CompLife(R) (October 11, 1995 in most states) are different from the Variable CompLife(R) Policies described in this prospectus. The older policies are described in a separate prospectus and are no longer offered. We also use the Account for other variable life insurance policies which are described in other prospectuses.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has sixteen divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

THE FUNDS

NORTHWESTERN MUTUAL SERIES FUND, INC.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.


The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .79% for the Small Cap Growth Stock Portfolio, based on 1999 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .21% for the Small Cap Growth Stock Portfolio. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.


The investment objectives and types of investments for each of the eleven Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.


SMALL CAP GROWTH STOCK PORTFOLIO The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.


AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.


INDEX 400 STOCK PORTFOLIO The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.


GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.


The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives. A table showing the expense ratios for each of the Russell Insurance Funds is included in the Summary above, at page 3. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Insurance Funds.


MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

DETAILED INFORMATION ABOUT THE POLICY

THE POLICY DESIGN

We have included this simplified description of the Variable CompLife(R) Policy design in this section to help you understand how the Policy is constructed. It omits details and important qualifications which are discussed in the following sections.

The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the insured if premiums are paid when due and no Policy debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and risk classification and age of the insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an insured aged less than 43 the guaranteed period is not less than ten years. It is generally longer for younger insureds and shorter for insureds who are older, but will not be less than six years.

We place net premiums in the Account divisions you select. The net premiums increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the cost of insurance. The cost of insurance is based on the net amount at risk. This is the amount of insurance in force less the Policy Value. The cost of insurance also reflects the attained age of the insured each year. If you pay premiums when they are due, and investment experience is favorable, the Policy Value will increase year by year.

We have designed the Policy so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the insured increases, reducing the total cost of insurance which we subtract from the Policy Value each year. This scenario depends, however, on the investment experience which is a principal factor in determining Policy Value. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy years, or you will need to pay additional premium to keep the Additional Protection from falling. For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale. Any excess Policy Value (we call it the "Excess Amount") is simply added to the death benefit and the cash value, dollar for dollar, unless a greater increase in the death benefit is required to meet tax requirements for life insurance. See "Excess Amount", p.14.

The Policy also allows you to pay additional premiums to purchase variable paid-up additional insurance. We calculate the values for the additional insurance separately from those which support the initial amount of insurance. The values for the variable paid-up additional insurance do not affect the Policy Value. We allow unscheduled additional premiums to purchase variable paid-up additional insurance, subject to insurability of the insured when we accept the premiums.

REQUIREMENTS FOR INSURANCE

The minimum amount we require for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the insured is below age 15 or over age 59. If the initial premium is at least $10,000 ($5,000 for ages below 15) the required minimum for the Minimum Guaranteed Death Benefit is $1,000. A lower minimum may apply in some circumstances and will apply if the Policy is purchased for an employer-sponsored benefit plan. See "Special Policy for Employers", p. 16. The Minimum Guaranteed Death Benefit must always be at least $1,000.

Before issuing a Policy, we will require satisfactory evidence of insurability. Non-smokers who meet preferred underwriting requirements are considered select risks. Nonsmokers in the second best classification are considered standard plus risks. The best class of smokers are considered standard risks. The premium is different for each risk classification. We charge a higher premium for insureds who do not qualify as select, standard plus or standard risks. The amount of extra premium depends on the risk classification in which we place the insured.

PREMIUMS

The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy year. Premiums are payable at our Home Office or to an authorized Agent of Northwestern Mutual.

By administrative practice, we accept premiums on a monthly, quarterly or semi-annual schedule. If you pay premiums more frequently than annually, we place the scheduled net annual premium in the Account on each Policy anniversary. We advance this amount on this date and we are reimbursed as we receive your premium payments. You have no obligation to repay the amount that we have advanced, but failure to pay the premiums when due will cause (a) premium payments to be suspended (subject to the conditions described later in this section), (b) the Policy to continue in force as a reduced amount of paid-up insurance, or (c) the Policy to terminate. If you do not pay premiums when they are due, we will reduce the Account assets supporting the Policy to reflect the premiums due later in the Policy year.

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% interest rate, and (2) cover the administrative costs to process the additional premium payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. Thus, the total of monthly premiums for a year is currently 3.56% plus $6.00 higher than a premium paid annually. You may pay monthly premiums only through an automatic payment plan arranged with your bank. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. A semiannual premium is equal to the annual premium times .5096 plus $1.35.

The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and the premium for any Additional Protection. The amount of the premium depends on the amount of the Minimum Guaranteed Death Benefit and the amount of Additional Protection, as well as the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to you not less than two weeks before each premium is due.

You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to the required minimum amount for the Minimum Guaranteed Death Benefit. See "Requirements for Insurance", above.

Policies that include Additional Protection are subject to a minimum premium that is equal to 70% of the premium for a Policy that consists solely of Minimum Guaranteed Death Benefit. The premium for the Additional Protection consists of two times the cost of term insurance (for the insured's age when the Policy was issued) as long as this amount in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement the premium for Additional Protection is increased to bring the total up to the 70% level. We apply the amount by which the premium is increased, after deductions, to increase the Policy Value. In most cases we will also guarantee the Additional Protection for a longer period.

In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy.

After the Policy is issued we will reduce the additional premium included in the scheduled premium at any time upon your request. You may increase the additional premium included in the scheduled premium, or you may pay optional unscheduled additional premiums, at any time before the Policy anniversary nearest to the insured's 85th birthday, subject to our insurability requirements and issue limits.

If the Policy includes Additional Protection, we may require an increased premium after the guaranteed period to prevent a reduction of the amount of Additional Protection. We determine the increased premium, if required, each year as of the date 25 days before the Policy anniversary. You are entitled to pay the increased premium required to keep the Additional Protection from falling until the insured reaches age 80 but this right terminates as of the first Policy anniversary on which you do not pay the increased premium when it is due.

You may suspend payment of scheduled premiums, at your option, if as of 25 days prior to the Policy anniversary on or before the due date of the premium, (1) the Excess Amount exceeds one year's minimum premium, and (2) the Policy Value exceeds the sum of the net single premium for the amount of insurance then in force, plus the present value of future charges for expenses, additional benefits, and any extra mortality. See "Excess Amount", p. 14. The minimum premium is the sum of the premiums for the Minimum Guaranteed Death Benefit, the Additional Protection and any additional benefit included in the Policy. We will calculate the net single premium and the present value of future charges using the mortality basis for the cost of insurance charges with 6% interest. See "Charges Against the Policy Value", p. 11. While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead. You may resume payment of scheduled premiums as of any Policy anniversary. You must resume payment of scheduled premiums as of the next Policy anniversary if the Excess Amount, as of 25 days prior to the Policy anniversary, is determined to be less than one year's minimum premium. You may pay unscheduled additional premiums while suspension of scheduled premiums is in effect, subject to our insurability requirements and issue limits.

The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you pay a premium during the grace period, the values for the Policy will be the same as if you had paid the premium when it was due. If you do not pay the premium within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. See "Paid-Up Insurance", p. 14. If you surrender a Policy, its cash value will be paid. See "Cash Value", p. 12.

The following table shows representative annual premiums for a Policy with an initial amount of $400,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for male select, standard plus and standard risks, at three ages.


                                                    PREMIUM FOR
                                    MINIMUM          MINIMUM
                                   GUARANTEED       GUARANTEED                         PREMIUM FOR
AGE AT                               DEATH            DEATH         ADDITIONAL         ADDITIONAL        TOTAL
ISSUE                               BENEFIT          BENEFIT        PROTECTION         PROTECTION       PREMIUM
-----                             -----------       ----------      ----------         -----------      -------
                                                                      SELECT
15..........................       $200,000           $1,292        $200,000               $588          $1,880
35..........................        200,000            2,610         200,000              1,010           3,620
55..........................        200,000            6,618         200,000              3,320           9,938
                                                                 STANDARD PLUS
15..........................       $200,000           $1,406        $200,000               $608          $2,014
35..........................        200,000            2,874         200,000              1,118           3,992
55..........................        200,000            7,196         200,000              4,428          11,624
                                                                   STANDARD
15..........................       $200,000           $1,612        $200,000               $740          $2,352
35..........................        200,000            3,362         200,000              1,310           4,672
55..........................        200,000            8,650         200,000              6,380          15,030


DEATH BENEFIT

The death benefit for a Policy includes the Minimum Guaranteed Death Benefit, any Additional Protection in effect, any Excess Amount and any paid-up additional insurance. It is reduced by the amount of any Policy debt outstanding and by an adjustment for any unpaid premiums which have been applied to purchase paid-up additional insurance.

The Minimum Guaranteed Death Benefit you select when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Account divisions where assets for the Policy are held, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit we have assumed that the Account assets will grow at a net annual rate of 4%. We bear the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.

The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. A condition for this guarantee is that you must use any dividends paid on the Policy to increase Policy Value until the end of the guaranteed period unless the Policy has an Excess Amount. See "Excess Amount" p. 14. After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds the amount defined by the formula in the Policy. We calculate the amount of Policy Value, and the amount of increased premium required to prevent a reduction in the Additional Protection, 25 days before each Policy anniversary. You may pay any increased premium required to prevent a reduction in the Additional Protection each year until the Policy anniversary nearest the insured's 80th birthday, but this right terminates the first time you do not pay any required increased premium when it is due.

The Policy Value represents the total cumulative net premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional net premiums or Policy dividends which have been used to increase the Policy Value, adjusted for investment experience, less the cost of insurance which we deduct from the Policy Value on each Policy anniversary. The Policy Value may exceed the amount required to support the Minimum Guaranteed Death Benefit and the Additional Protection. This may result from favorable investment experience or from additional premium or Policy dividends used to increase the Policy Value. The amount by which the Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and the Additional Protection under a specified set of assumptions is called the Excess Amount. See "Excess Amount", p. 14. Any Excess Amount will increase the death benefit for the Policy, dollar-for-dollar, except as described in the next paragraph. The Policy Value and any Excess Amount change daily.

We have designed the Policy to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. See "Tax Treatment of Policy Benefits," p. 17. These rules require that the death benefit will never be less than the Policy Value divided by the net single premium per dollar of death benefit. The required difference between the death benefit and the Policy Value is higher at younger ages than at older ages. The Policy provides for an increase in the death benefit to the extent required to meet this test. After the death benefit has been increased to meet this requirement an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the death benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the death benefit.

The death benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the attained age of the insured.

POLICY VALUE AND PAID-UP ADDITIONAL INSURANCE

We determine the Policy Value and the value of any paid-up additional insurance daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. You may increase or decrease the amount of scheduled additional premium which you are paying to increase the Policy Value or to increase the amount of paid-up additional insurance, and you may change the allocation for applying this additional premium. You must make changes in the scheduled additional premium and its allocation by written request. We may require evidence of insurability. We do not permit increases in the scheduled additional premium after the Policy anniversary nearest the insured's 85th birthday.

You may transfer the value of paid-up additional insurance to increase the Policy Value by written request. This will generally result in a decrease in the total death benefit. You may not transfer Policy Value to the value of paid-up additional insurance.

ALLOCATIONS TO THE ACCOUNT

We place the first net annual premium for the Policy, including any net scheduled additional premium, in the Account on the Policy date. We place the net scheduled annual premium in the Account on each Policy anniversary thereafter even if you are paying premiums on an other-than-annual frequency. We will place net unscheduled premiums in the Account on the date they are received at our Home Office. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums", below.

We invest premiums placed in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the latest of the Policy date, 45 days after the date of the completed application or 32 days after we approve the application. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums placed in the Account thereafter. If you allocate any portion of a premium to a division, the division must receive at least 1% of that premium.

You may apportion the Account assets supporting your Policy among as many as ten divisions of the Account at any one time.

You may transfer accumulated amounts from one division of the Account to another as often as twelve times in a Policy year. Transfers are effective on the date we receive a written request at our Home Office. We reserve the right to charge a fee of up to $25 to cover administrative costs of transfers. No fee is presently charged.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.5% of the premium. Of this amount 2.25% is for state premium taxes. Premium taxes vary from state to state and currently range from .5% to 3.5% of life insurance premiums. The 2.25% rate is an average. The tax rate for a particular state may be lower, higher, or equal to the 2.25% deduction. We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs.

We deduct a charge of 4.5% for sales costs from each premium. We expect to recover our sales expenses from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts we deduct for sales costs in a Policy year are not specifically related to sales costs incurred that year. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we have assumed. See "Charges Against the Account Assets", p. 11. To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.

We deduct an annual charge of $60 from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners. We retain the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus 12 cents per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. We do not expect to profit from this charge.

We deduct an annual charge from premiums each of the first 10 years to compensate us for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus 12 cents per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If you surrender the Policy before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. See "Surrender Charges", p. 12.

We deduct an annual charge of 12 cents per $1,000 of Minimum Guaranteed Death Benefit from premiums each year to compensate us for the risk we have assumed by guaranteeing the Minimum Guaranteed Death Benefit, as long as you pay all premiums when they are due, no matter how unfavorable investment performance may be.

We will also deduct any extra amounts we charge for insureds who do not qualify as select, standard plus or standard risks, plus the cost of any additional benefits purchased with the Policy, to determine the net annual premium.

CHARGES AGAINST THE POLICY VALUE We deduct a cost of insurance charge from the Policy Value on each Policy Anniversary. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured. For select and standard risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker and Non-Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. We also deduct a cost of insurance charge from the cash value of any paid-up additional insurance on each Policy anniversary. If we receive an unscheduled premium on a day other than a Policy anniversary and the net amount at risk increases as a result, we will deduct a cost of insurance charge on that day, reflecting the increase in the net amount at risk and the portion of the Policy year remaining.

While payment of premiums is suspended, a portion of the annual charges which we would ordinarily deduct from premiums will be deducted from the Policy Value instead. We will also make this deduction on the Policy anniversary each year.

We will also reduce the Policy Value by any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a change to variable benefit paid-up insurance.

CHARGES AGAINST THE ACCOUNT ASSETS There is a daily charge to the Account for the mortality and expense risks that we have assumed. The charge is at the annual rate of .60% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 13.

The Policies provide that a charge for taxes may be made against the assets of the Account. We are not currently making a daily charge for federal income taxes we have incurred. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.

TRANSACTION CHARGES The Policy provides for a fee of up to $25 for a transfer of assets among the Account divisions and for a fee of up to $25 for a withdrawal of Excess Amount. We are currently waiving these charges.

SURRENDER CHARGES If you surrender the Policy before you have paid the premium that is due at the beginning of the fifteenth year, we will deduct surrender charges from the Policy Value. A table of surrender charges is in the Policy.

The surrender charges consist of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which we have not deducted. The administrative surrender charge in the first Policy year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as you pay the premium (or payment of premiums is suspended) and is zero after you have paid the premium that is due at the beginning of the tenth Policy year (or it is suspended).

The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five policy years, if you pay premiums more frequently than annually we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums.

If none of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

If any of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.

    FOR POLICIES           PREMIUM SURRENDER CHARGE
 SURRENDERED AFTER               PERCENTAGE
   PAYMENT OF THE     -----------------------------------
 BEGINNING OF YEAR    ISSUE AGE 65 AND UNDER ISSUE AGE 75
 -----------------    ---------------------- ------------

         1                  24%                   24%
         2                  28%                 25.5%
         3                  32%                   27%
         4                  36%                 28.5%
    5 through 10            40%                   30%
         11                 32%                   24%
         12                 24%                   18%
         13                 16%                   12%
         14                  8%                    6%
    15 and later             0%                    0%

For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

For a Policy that has a Minimum Guaranteed Death Benefit of $50,000 or more, the surrender charges will not exceed $41.16 per $1,000 of Minimum Guaranteed Death Benefit. For a Policy that has a Minimum Guaranteed Death Benefit of $100,000 or more, issued for an insured ages 15-59, the surrender charges will not exceed $22.86 per $1,000 of Minimum Guaranteed Death Benefit. The surrender charges could equal or exceed the Policy Value but we will not apply the surrender charges to the value of any paid-up additional insurance.

GUARANTEE OF PREMIUMS, DEDUCTIONS AND CHARGES

We guarantee and may not increase the premiums for the Minimum Guaranteed Death Benefit and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses.

CASH VALUE

The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy debt outstanding and the surrender charges. If you are not paying premiums on an annual basis we reduce the cash value for any premiums due later in the Policy year.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

You may surrender your Policy for the cash value at any time during the lifetime of the insured. Alternatively, you may request that we apply the cash value to provide a reduced amount of fixed or variable paid-up insurance.
See "Paid-Up Insurance",  p.14.

We will permit partial surrenders of the Policies so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy except that the premiums will be based on the reduced amount of insurance. You will receive a new Policy document. The cash value and the death benefit will be proportionately reduced. We will make a deduction from the Policy proceeds for a proportionate part of the surrender charges if a partial surrender takes place before you have paid the premium that is due at the beginning of the fifteenth Policy year. We will make a transaction charge when a partial surrender is effected. The amount of the transaction charge will not exceed the actual administrative costs for the transaction. We currently expect this charge to be $250.

ANNUAL DIVIDENDS

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy's share annually as a dividend payable on each Policy anniversary. Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

Our actuary annually examines current and recent experience and compares these results with those which were assumed in determining premium rates when each class of policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Following the actuary's recommendations, our Trustees adopt a dividend scale each year, thereby authorizing the distribution of the dividend.

We have no significant actual mortality experience with variable life insurance policies. For purposes of the current dividend scale used for the illustrations in this prospectus, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with fixed benefit life insurance.

Dividends for variable life insurance are generally lower than those for participating fixed benefit life insurance, primarily because a variable life insurance policy provides a contractual mechanism for translation of investment experience into a variable death benefit and variable cash value. For participating fixed benefit life insurance the dividend includes amounts produced by favorable investment results. Dividends based on the Minimum Guaranteed Death Benefit for the Policies described in this prospectus are expected be relatively low during the first 15 Policy years.

The prospectus illustrations show dividends being used to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. See "Excess Amount", p. 14. If the Policy has Excess Amount, or if no Additional Protection is in force, you may use dividends to purchase variable benefit paid-up additional insurance, or to pay premiums, or we will pay the dividend in cash. If the Policy is in force as fixed benefit paid-up insurance, you may use dividends to purchase fixed benefit paid-up additional insurance or we will pay you the dividend in cash. If the Policy is in force as variable benefit paid-up insurance, you may use the dividends to purchase variable benefit paid-up additional insurance or we will pay you the dividend in cash.

LOANS AND WITHDRAWALS

You may borrow up to 90% of the Policy's cash value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the amount of cash value the Policy would have if there were no loan, less the amount already borrowed. You may take loan proceeds in cash or you may apply them to pay premiums on the Policy.

Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. If the amount of the loan equals or exceeds the Policy's cash value, the Policy will terminate. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

You select the Policy loan interest rate. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually, but it will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified Policy loan interest rate and .90% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 5% Policy loan interest rate is currently 4.10%. A Policy loan, even if it is repaid, will have a permanent effect on the Policy Value and cash value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

Except when the Policy is in force as fixed benefit paid-up insurance, we will allocate a Policy loan between Policy Value and variable paid-up additional insurance in proportion to the amount of cash value attributable to each.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and transfer them from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

You may make a withdrawal if the Excess Amount is sufficient. See "Excess Amount", p. 14. A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy debt outstanding. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but we are currently waiving that charge.

A withdrawal of Policy Value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

If cumulative withdrawals exceed the cumulative additional premiums which have been used to increase the Policy Value, with both withdrawals and premiums increased by 4% annual interest, subsequent unfavorable investment experience may cause the Policy to lapse unless you pay an additional unscheduled premium to increase the Policy Value. The due date for this premium is the Policy anniversary following written notice to you.

EXCESS AMOUNT

The Excess Amount is the amount by which the Policy Value exceeds the Tabular Cash Value for the sum of the Minimum Guaranteed Death Benefit and any Additional Protection in effect. The Tabular Cash Value is an amount equal to a Policy Value calculated assuming (1) a whole life Policy with a face amount equal to the sum of the Minimum Guaranteed Death Benefit and the Additional Protection, (2) all premiums are paid when due, (3) no additional premiums or dividends used to increase Policy Value, (4) a 4% level annual rate of return, and (5) maximum Policy charges apply. If you are not paying premiums on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy year.

PAID-UP INSURANCE

If you do not pay a premium within the 31-day grace period, and the Policy does not qualify for suspension of premium payments, the Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively you may select a reduced amount of variable benefit paid-up insurance. You must make this selection during the grace period or sooner.

If the Policy is in force as a reduced amount of fixed benefit paid-up insurance, we will transfer the amount of the cash value from the Account to our general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", below. The minimum cash value for fixed benefit paid-up insurance is $1,000. If the cash value is less than $1,000 as of the last day of the grace period we will treat the Policy as surrendered. You may select variable benefit paid-up insurance only if the cash value of the Policy is at least $5,000.

We determine the amount of paid-up insurance by applying the amount of cash value plus any Policy debt as a net single premium at the attained age. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance the amounts of these are guaranteed. For variable paid-up insurance neither the death benefit or the cash value is guaranteed. Paid-up insurance remains in force for the lifetime of the insured unless you surrender or terminate the Policy. While the Policy is in force as either fixed or variable benefit paid-up insurance the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy debt will continue.

REINSTATEMENT

If a premium is due and remains unpaid after the grace period expires, the Policy may be reinstated while the insured is alive within three years after the premium due date. The insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period. We may require a substantial payment. Following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and paid-up additional insurance as if minimum premiums had been paid when due. We will credit a 4% rate of investment earnings for the period from the due date of the overdue premium to the date of reinstatement. We will make an adjustment for any Policy debt or the debt may be reinstated. The Policy may not be reinstated if you have surrendered it for its cash value.

RIGHT TO RETURN POLICY

You may return a Policy for a full refund of the premium you paid within 45 days after you sign the application for insurance, or within 10 days after you received the Policy, or within 10 days after a Notice of Cancellation Right is mailed or delivered to you, whichever date is latest. You may mail or deliver the Policy to the agent who sold it or to our Home Office. If returned, we will consider the Policy void from the beginning.

RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

You may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of a separate account. You may elect the exchange at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. We do not require evidence of insurability.

The new policy will be on the life of the same insured and will have the same initial guaranteed death benefit, policy date and issue age. The premiums and cash values will be the same as those for fixed benefit policies we issued on the issue date of the Policy.

The exchange will be subject to an equitable cash adjustment. The amount will recognize the difference in premiums and investment performance of the two policies.

An exchange will be effective when we receive a proper written request, as well as the Policy and any amount due on the exchange.

You may also exchange a Policy for a fixed benefit policy if either of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio or Fund. You will be given notice of any such change and will have 60 days to make the exchange.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus "you" means the owner or prospective purchaser of a Policy.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.


INCONTESTABILITY. We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.


SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals and less the cash value of any variable paid-up insurance surrendered.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

COLLATERAL ASSIGNMENT. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.


PAYMENT PLANS. The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual agent authorized to sell the Policies can explain these provisions on request.


DEFERRAL OF DETERMINATION AND PAYMENT. So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

If a Policy is in force as fixed benefit paid-up insurance, we have the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.

VOTING RIGHTS

We are the owner of the mutual fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the funds. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares held in our general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefor in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

For each Policy year (unless a Policy is in force as fixed benefit paid-up insurance) you will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. This report will show the apportionment of invested assets among the Account divisions. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.

SPECIAL POLICY FOR EMPLOYERS

A reduced minimum amount applies for Policies where the insurance involves an employer sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection must be at least $10,000, of which the Minimum Guaranteed Death Benefit must be at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the insured's age when the Policy is issued.

These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the insured or the insured's beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the initial amount of Additional Protection.

For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

DISTRIBUTION OF THE POLICIES


We sell the Policies through individuals who are licensed life insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS was organized in 1968 and is a Wisconsin limited liability company. Its address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Internal Revenue Service Employer Identification Number of NMIS is 39-0509570.


Commissions paid to the agents will not exceed 40% of the premium for the first year, 6% of the premium for the second through tenth years, and 2-3/4% of the premium thereafter.

Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

TAX TREATMENT OF POLICY BENEFITS

The Policies are "life insurance contracts" as that term is defined in Sections 7702 and 817(h) of the Internal Revenue Code. Increases in cash value under a Policy are not taxable until actual surrender of the Policy. Upon surrender, the amount received is taxable at ordinary income rates under Section 72(e) of the Code to the extent it exceeds the amount of the premiums paid under the Policy less any dividends or other amounts previously received tax-free (basis of the Policy). Death benefits are excludable from the beneficiary's gross income under Section l0l(a) of the Code.

Under certain limited circumstances, all or part of a partial surrender or a withdrawal during the first 15 years may be taxable on a "gain first basis" to the extent that the cash value of the Policy exceeds the basis of the Policy. This means the amount surrendered or withdrawn may be taxable even if that amount is less than the basis of the Policy.


Loans received under the Policies (except modified endowment contracts as described below) will not constitute income to the owner until the loan is extinguished by surrender or lapse.


Policies will be classified as modified endowment contracts under Section 7702A of the Internal Revenue Code if the aggregate premium paid during the first 7 years exceeds a defined "7-pay limit". Generally, this can occur if significant additional premiums are paid or the death benefit is reduced within the first 7 years or if additional benefits are added to the Policy.

For Policies that are modified endowment contracts, withdrawals, partial surrenders, Policy loans and dividends paid in cash are taxable as income on a gain first basis. The taxable portion of these distributions would also be subject to a 10% penalty if received prior to age 59 1/2, disability or annuitization. For purposes of determining taxable income, all Policies that are modified endowment contracts (including any fixed dollar policies that are modified endowment contracts) issued by Northwestern Mutual to the Policyowner during the same calendar year are aggregated.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policy owner or beneficiary.

The foregoing summary does not purport to be complete or to cover all situations. You should consult counsel and other competent advisers for more complete information.

--------------------------------------------------------------------------------

OTHER INFORMATION

MANAGEMENT

Northwestern Mutual is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual and their positions including Board committee memberships, and their principal occupations, are as follows:

TRUSTEES



NAME                                                           PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
----                                                           -------------------------------------------
R. Quintus Anderson (A)........................  Chairman, Aarque Capital Corporation since 1997, prior thereto;
                                                 Chairman, The Aarque Companies, Jamestown, NY (diversified metal products manufacturing)

Edward E. Barr (HR)............................  Chairman, Sun Chemical Corporation, Fort Lee, New Jersey
                                                 (graphic arts) since 1998; prior thereto, President and Chief
                                                 Executive Officer. President and Chief Executive Officer, DIC
                                                 Americas, Inc., Fort Lee, NJ

Gordon T. Beaham, III (OT).....................  Chairman of the Board and President, Faultless Starch/Bon Ami
                                                 Company, Kansas city, MO (consumer products manufacturer)

Robert C. Buchanan (A, E, F)...................  President and Chief Executive Officer, Fox Valley Corporation,
                                                 Appleton, WI (manufacturer of gift wrap and writing paper)

George A. Dickerman (AM).......................  Chairman Emeritus, Spalding Sports Worldwide, Chicopee, MA
                                                 (manufacturer of sporting equipment) since 1999; Chairman of the
                                                 Board from 1998 to 1999; prior thereto, President



Pierre S. du Pont (AM).........................  Attorney, Richards, Layton and Finger, Wilmington, DE

James D. Ericson (AM, E, F. HR, OT)............  Chairman and Chief Executive Officer of Northwestern Mutual
                                                 since 2000; prior thereto, President and Chief Executive Officer

J. E. Gallegos (A).............................  Attorney at Law; President, Gallegos Law Firm, Santa Fe, NM

Stephen N. Graff (A, E, F).....................  Retired Partner, Arthur Andersen LLP (public accountants),
                                                 Milwaukee, WI

Patricia Albjerg Graham (HR)...................  Professor, Graduate School of Education, Harvard University,
                                                 Cambridge, MA, and President, The Spencer Foundation (social and behavioral sciences)

Stephen F. Keller (HR).........................  Attorney.  Former Chairman, Santa Anita Realty Enterprises, Los
                                                 Angeles, CA, since 1997; prior thereto, Chairman

Barbara A. King (AM)...........................  President, Landscape Structures, Inc., Delano, MN (manufacturer of playground equipment)

J. Thomas Lewis (HR)...........................  Attorney (retired), New Orleans, LA since 1998; prior thereto,
                                                 Attorney with Monroe & Lemann, New Orleans, LA

Daniel F. McKeithan, Jr. (E, F, HR)............  President, Tamarack Petroleum Company, Inc., Milwaukee, WI
                                                 (operator of oil and gas wells); President, Active Investor
                                                 Management, Inc., Milwaukee, WI

Guy A. Osborn (E, F, OT).......................  Retired Chairman of Universal Foods Corporation, Milwaukee, WI
                                                 since 1997; prior thereto, Chairman and Chief Executive Officer

Timothy D. Proctor (A).........................  Group General Counsel, Diageo plc since 2000 (multinational branded food and drink company); Director, Worldwide Human
                                                 Resources of Glaxo Wellcome plc from 1998 to 1999
                                                 (pharmaceuticals); prior thereto, Senior Vice President Human
                                                 Resources, General Counsel & Secretary

H. Mason Sizemore, Jr. (AM)....................  President and Chief Operating Officer, The Seattle Times,
                                                 Seattle, WA (publishing)

Harold B. Smith (OT)...........................  Chairman, Executive Committee, Illinois Tool Works, Inc.,
                                                 Chicago, IL (engineered components and industrial systems and consumables)

Sherwood H. Smith, Jr. (AM)....................  Chairman Emeritus of Carolina Power & Light since 1999; Chairman of the Board from 1997 to 1999; prior thereto, Chairman of the
                                                 Board and Chief Executive Officer

Peter M. Sommerhauser (E, F, OT)...............  Partner, Godfrey & Kahn, S.C., Milwaukee, WI (attorneys)

John E. Steuri (OT)............................  Chairman, Advanced Thermal Technologies, Little Rock, AR since
                                                 1997 (heating, air-conditioning and humidity control).  Retired since 1996 as Chairman and Chief Executive Officer of ALLTEL
                                                 Information Services, Inc., Little Rock, AR (application
                                                 software)

John J. Stollenwerk (AM, E, F).................  President and Chief Executive Officer, Allen-Edmonds Shoe
                                                 Corporation, Port Washington, WI

Barry L. Williams (HR).........................  President and Chief Executive Officer of Williams Pacific
                                                 Ventures, Inc., San Francisco, CA (venture capital consulting)

Kathryn D. Wriston (A).........................  Director of various corporations, New York, NY

Edward J. Zore.................................  President of Northwestern Mutual since 2000; prior thereto,
                                                     Executive Vice President


A       - Member, Audit Committee                F      -  Member, Finance Committee
AM      - Member, Agency and Marketing           HR     -  Member, Human Resources and Public Policy
          Committee                                        Committee
E       - Member, Executive Committee            OT     -  Member, Operations and Technology Committee


SENIOR OFFICERS (OTHER THAN TRUSTEES)




                                                            POSITION WITH
                  NAME                                   NORTHWESTERN MUTUAL
--------------------------------------------------------------------------------
         John M. Bremer                            Senior Executive Vice President and Secretary
         Peter W. Bruce                            Senior Executive Vice President
         Deborah A. Beck                           Executive Vice President
         William H. Beckley                        Executive Vice President
         Mark G. Doll                              Senior Vice President
         Richard L. Hall                           Senior Vice President
         William C. Koenig                         Senior Vice President and Chief Actuary
         Donald L. Mellish                         Senior Vice President
         Bruce L. Miller                           Executive Vice President
         Mason G. Ross                             Senior Vice President
         John E. Schlifske                         Senior Vice President
         Leonard F. Stecklein                      Senior Vice President
         Frederic H. Sweet                         Senior Vice President
         Walter J. Wojcik                          Senior Vice President
         Gary E. Long                              Vice President and Controller




REGULATION

We are subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. We file an annual statement in a prescribed form with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. We are also subject to the insurance laws and regulations of the other jurisdictions in which we are licensed to operate.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Account is a party.

REGISTRATION STATEMENT


We have filed a registration statement with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual. The address and telephone number are on the cover of this prospectus.


EXPERTS


The financial statements of Northwestern Mutual as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and of the Account as of December 31, 1999 and for each of the two years in the period ended December 31, 1999 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual. His opinion is filed as an exhibit to the registration statement.

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

Report of Independent Accountants

To the Northwestern Mutual Life Insurance Company and
Contract Owners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 1999, the results of each of their operations for each of the two years or the period then ended and the changes in each of their equity for the two years or the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1999 with Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds, provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLC]

Milwaukee, Wisconsin
January 27, 2000

Accountants' Report                    20

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Assets and Liabilities
December 31, 1999
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          4,228 shares (cost $6,122).........................    $  7,561
       Aggressive Growth Stock
          42,894 shares (cost $135,037)......................     206,058
       International Equity
          68,837 shares (cost $110,160)......................     122,508
       Index 400 Stock
          3,839 shares (cost $3,940).........................       4,260
       Growth Stock
          47,373 shares (cost $92,844).......................     125,759
       Growth and Income Stock
          66,188 shares (cost $96,173).......................     103,251
       Index 500 Stock
          84,461 shares (cost $220,153)......................     328,044
       Balanced
          84,819 shares (cost $140,282)......................     188,428
       High Yield Bond
          21,865 shares (cost $22,132).......................      17,965
       Select Bond
          13,558 shares (cost $16,226).......................      15,328
       Money Market
          67,006 shares (cost $67,006).......................      67,400
     Russell Insurance Funds
       Multi-Style Equity
          819 shares (cost $13,258)..........................      13,738
       Aggressive Equity
          401 shares (cost $4,918)...........................       5,356
       Non-U.S.
          395 shares (cost $5,025)...........................       5,609
       Real Estate Securities
          131 shares (cost $1,160)...........................       1,151
       Core Bond
          159 shares (cost $1,580)...........................       1,536    $1,213,952
                                                                 --------
   Due from Sale of Fund Shares..............................                     1,180
   Due from Northwestern Mutual Life Insurance Company.......                     1,736
                                                                             ----------
            Total Assets.....................................                $1,216,868
                                                                             ==========

 LIABILITIES
   Due to Northwestern Mutual Life Insurance Company.........                $    1,180
   Due on Purchase of Fund Shares............................                     1,736
                                                                             ----------
            Total Liabilities................................                     2,916
                                                                             ----------

 EQUITY (NOTE 8)
   Variable Life Policies Issued Before October 11, 1995.....                   479,924
   Variable Complife Policies Issued On or After October 11,
     1995....................................................                   717,227
   Variable Executive Life Policies Issued On or After March
     2, 1998.................................................                     7,901
   Variable Joint Life Policies Issued On or After December
     10, 1998................................................                     8,900
                                                                             ----------
            Total Equity.....................................                 1,213,952
                                                                             ----------
            Total Liabilities and Equity.....................                $1,216,868
                                                                             ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       21     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

           Statement of Operations                                                  SMALL CAP
               (in thousands)                                                      GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                    SIX MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............................      $ 60,160        $24,922            $  239           $ 4,628          $3,287
  Mortality and Expense Risks................         4,044          2,755                 5               605             424
  Taxes......................................         1,737          1,178                 3               259             181
                                                   --------        -------            ------           -------          ------
  Net Investment Income......................        54,379         20,989               231             3,764           2,682
                                                   --------        -------            ------           -------          ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on Investments........         7,370          4,332                --             1,888             523
  Unrealized Appreciation (Depreciation) of
    Investments During the Period............       115,169         68,780             1,440            54,225           4,928
                                                   --------        -------            ------           -------          ------
  Net Gain (Loss) on Investments.............       122,539         73,112             1,440            56,113           5,451
                                                   --------        -------            ------           -------          ------
  Increase (Decrease) in Equity Derived from
    Investment Activity......................      $176,918        $94,101            $1,671           $59,877          $8,133
                                                   ========        =======            ======           =======          ======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     22

    INDEX 400
      STOCK                                                                             GROWTH & INCOME
    DIVISION#       INTERNATIONAL EQUITY DIVISION      GROWTH STOCK DIVISION            STOCK DIVISION
-----------------   -----------------------------   ---------------------------   ---------------------------
     SIX MONTHS
        ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999            1999            1998            1999           1998           1999           1998
-------------------------------------------------------------------------------------------------------------
        $ 58           $13,164         $ 3,591        $ 3,284        $   956        $ 9,123        $   537
           4               420             308            395            211            372            234
           2               180             132            170             91            159            100
        ----           -------         -------        -------        -------        -------        -------
          52            12,564           3,151          2,719            654          8,592            203
        ----           -------         -------        -------        -------        -------        -------
           4               504             284            595            143            514            220
         321             7,108          (1,424)        16,158         10,533         (3,359)        10,574
        ----           -------         -------        -------        -------        -------        -------
         325             7,612          (1,140)        16,753         10,676         (2,845)        10,794
        ----           -------         -------        -------        -------        -------        -------
        $377           $20,176         $ 2,011        $19,472        $11,330        $ 5,747        $10,997
        ====           =======         =======        =======        =======        =======        =======


              INDEX 500
           STOCK DIVISION
---  ---------------------------

      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,
         1999           1998
---  ---------------------------
       $ 5,542        $ 4,530
         1,104            671
           473            287
       -------        -------
         3,965          3,572
       -------        -------
         1,529          1,125
        42,832         31,738
       -------        -------
        44,361         32,863
       -------        -------
       $48,326        $36,435
       =======        =======

                                       23     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

      Statement of Operations             BALANCED DIVISION            HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
          (in thousands)             ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)                  1999            1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................    $ 17,659        $  8,344        $ 2,112         $ 1,489         $ 1,211         $   743
  Mortality and Expense Risks......         769             681             70              53              62              51
  Taxes............................         330             292             30              22              27              22
                                       --------        --------        -------         -------         -------         -------
  Net Investment Income............      16,560           7,371          2,012           1,414           1,122             670
                                       --------        --------        -------         -------         -------         -------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................       2,596           1,893           (288)             47              33              97
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............      (1,744)         14,317         (1,879)         (1,828)         (1,386)            (58)
                                       --------        --------        -------         -------         -------         -------
  Net Gain (Loss) on Investments...         852          16,210         (2,167)         (1,781)         (1,353)             39
                                       --------        --------        -------         -------         -------         -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................    $ 17,412        $ 23,581        $  (155)        $  (367)        $  (231)        $   709
                                       ========        ========        =======         =======         =======         =======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     24

                                        RUSSELL              RUSSELL             RUSSELL                RUSSELL
                                  MULTI-STYLE EQUITY#   AGGRESSIVE EQUITY#      NON-U.S.#       REAL ESTATE SECURITIES#
     MONEY MARKET DIVISION        -------------------   ------------------   ----------------   -----------------------
-------------------------------       SIX MONTHS            SIX MONTHS          SIX MONTHS            SIX MONTHS
     YEAR ENDED     YEAR ENDED           ENDED                ENDED               ENDED                  ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,          DECEMBER 31,        DECEMBER 31,          DECEMBER 31,
        1999           1998              1999                  1999                1999                  1999
-----------------------------------------------------------------------------------------------------------------------
       $2,507         $1,445             $381                  $ 19                $145                  $ 35
          212            122               14                     4                   5                     1
           92             51                5                     3                   2                     1
       ------         ------             ----                  ----                ----                  ----
        2,203          1,272              362                    12                 138                    33
       ------         ------             ----                  ----                ----                  ----
           --             --               (1)                   (4)                 --                    --
           --             --              484                   438                 585                    (9)
       ------         ------             ----                  ----                ----                  ----
           --             --              483                   434                 585                    (9)
       ------         ------             ----                  ----                ----                  ----
       $2,203         $1,272             $845                  $446                $723                  $ 24
       ======         ======             ====                  ====                ====                  ====

         RUSSELL
        CORE BOND#
     ----------------
---     SIX MONTHS
          ENDED
       DECEMBER 31,
           1999
---  ----------------
           $ 53
              2
              1
           ----
             50
           ----
             --
            (45)
           ----
            (45)
           ----
           $  5
           ====

                                       25     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

       Statement of Changes in Equity                                               SMALL CAP
               (in thousands)                                                      GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                    SIX MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income......................     $   54,379       $ 20,989           $  231           $  3,764        $  2,682
  Net Realized Gain (Loss)...................          7,370          4,332               --              1,888             523
  Net Change in Unrealized Appreciation
    (Depreciation)...........................        115,169         68,780            1,440             54,225           4,928
                                                  ----------       --------           ------           --------        --------
Increase (Decrease) in Equity................        176,918         94,101            1,671             59,877           8,133
                                                  ----------       --------           ------           --------        --------
EQUITY TRANSACTIONS
  Policyowners' Net Payments.................        403,531        258,672              319             37,031          30,145
  Policy Loans, Surrenders, and Death
    Benefits.................................        (54,502)       (37,427)             (74)            (9,017)         (6,454)
  Mortality and Other (net)..................        (61,013)       (39,611)             (25)            (7,239)         (5,193)
  Transfers from Other Divisions.............        243,273        133,775            5,878             23,525          20,371
  Transfers to Other Divisions...............       (244,190)      (133,773)            (207)           (17,347)         (6,419)
                                                  ----------       --------           ------           --------        --------
Increase in Equity Derived from Equity
  Transactions...............................        287,099        181,636            5,891             26,953          32,450
                                                  ----------       --------           ------           --------        --------
Net Increase in Equity.......................        464,017        275,737            7,562             86,830          40,583
EQUITY
  Beginning of Period........................        749,935        474,198               --            119,230          78,647
                                                  ----------       --------           ------           --------        --------
  End of Period..............................     $1,213,952       $749,935           $7,562           $206,060        $119,230
                                                  ==========       ========           ======           ========        ========

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     26

   INDEX 400
     STOCK                                                                             GROWTH & INCOME
   DIVISION#       INTERNATIONAL EQUITY DIVISION      GROWTH STOCK DIVISION            STOCK DIVISION
----------------   -----------------------------   ---------------------------   ---------------------------
     SIX MONTHS
       ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999           1999            1998            1999           1998           1999           1998
------------------------------------------------------------------------------------------------------------
       $   52        $ 12,564         $ 3,151        $  2,719       $   654        $  8,592       $   203
            4             504             284             595           143             514           220
          321           7,108          (1,424)         16,158        10,533          (3,359)       10,574
       ------        --------         -------        --------       -------        --------       -------
          377          20,176           2,011          19,472        11,330           5,747        10,997
       ------        --------         -------        --------       -------        --------       -------
          165          25,923          20,672          22,738        12,991          23,731        14,771
          (43)         (5,642)         (4,327)         (5,004)       (2,859)         (5,239)       (2,902)
          (27)         (4,876)         (3,785)         (4,452)       (2,494)         (4,489)       (2,847)
        4,152          19,043          15,743          33,353        16,839          22,159        17,225
         (364)        (10,533)         (5,013)         (6,373)       (2,015)         (9,185)       (3,106)
       ------        --------         -------        --------       -------        --------       -------
        3,883          23,915          23,290          40,262        22,462          26,977        23,141
       ------        --------         -------        --------       -------        --------       -------
        4,260          44,091          25,301          59,734        33,792          32,724        34,138
           --          78,417          53,116          66,025        32,233          70,527        36,389
       ------        --------         -------        --------       -------        --------       -------
       $4,260        $122,508         $78,417        $125,759       $66,025        $103,251       $70,527
       ======        ========         =======        ========       =======        ========       =======


              INDEX 500
           STOCK DIVISION
---  ---------------------------

      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,
         1999           1998
---  ---------------------------
       $  3,965       $  3,572
          1,529          1,125
         42,832         31,738
       --------       --------
         48,326         36,435
       --------       --------
         56,388         29,665
        (14,992)        (8,924)
        (10,807)        (5,367)
         72,157         37,076
        (14,168)        (5,443)
       --------       --------
         88,578         47,007
       --------       --------
        136,904         83,442
        191,141        107,699
       --------       --------
       $328,045       $191,141
       ========       ========

                                       27     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

  Statement of Changes in Equity          BALANCED DIVISION            HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
          (in thousands)             ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)                  1999            1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income............    $ 16,560        $  7,371        $ 2,012         $ 1,414         $ 1,122         $   670
  Net Realized Gain (Loss).........       2,596           1,893           (288)             47              33              97
  Net Change in unrealized
    Appreciation (Depreciation)....      (1,744)         14,317         (1,879)         (1,828)         (1,386)            (58)
                                       --------        --------        -------         -------         -------         -------
Increase (Decrease) in Equity......      17,412          23,581           (155)           (367)           (231)            709
                                       --------        --------        -------         -------         -------         -------
EQUITY TRANSACTIONS
  Policyowners' Net Payments.......      20,488          17,811          5,513           3,490           3,020           2,004
  Policy Loans, Surrenders, and
    Death Benefits.................      (9,916)         (8,879)          (933)           (690)           (985)           (620)
  Mortality and Other (net)........      (4,412)         (3,232)          (928)           (641)           (557)           (250)
  Transfers from Other Divisions...      16,340           7,905          3,662           5,399           3,874           3,951
  Transfers to Other Divisions.....      (9,591)         (5,398)        (3,710)         (1,476)         (2,463)         (2,217)
                                       --------        --------        -------         -------         -------         -------
Increase in Equity Derived from
  Equity Transactions..............      12,909           8,207          3,604           6,082           2,889           2,868
                                       --------        --------        -------         -------         -------         -------
Net Increase in Equity.............      30,321          31,788          3,449           5,715           2,658           3,577
EQUITY
  Beginning of Period..............     158,110         126,322         14,516           8,801          12,669           9,092
                                       --------        --------        -------         -------         -------         -------
  End of Period....................    $188,431        $158,110        $17,965         $14,516         $15,327         $12,669
                                       ========        ========        =======         =======         =======         =======

# The initial investments in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     28

                                        RUSSELL              RUSSELL             RUSSELL                RUSSELL
     MONEY MARKET DIVISION        MULTI-STYLE EQUITY#   AGGRESSIVE EQUITY#      NON-U.S.#       REAL ESTATE SECURITIES#
-------------------------------   -------------------   ------------------   ----------------   -----------------------
                                      SIX MONTHS            SIX MONTHS          SIX MONTHS            SIX MONTHS
     YEAR ENDED     YEAR ENDED           ENDED                ENDED               ENDED                  ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,          DECEMBER 31,        DECEMBER 31,          DECEMBER 31,
        1999           1998              1999                  1999                1999                  1999
-----------------------------------------------------------------------------------------------------------------------
     $   2,203      $   1,272           $   362               $   12              $  138                $   33
            --             --                (1)                  (4)                 --                    --
            --             --               484                  438                 585                    (9)
     ---------      ---------           -------               ------              ------                ------
         2,203          1,272               845                  446                 723                    24
     ---------      ---------           -------               ------              ------                ------
       207,164        127,123               669                   28                 254                    49
        (2,420)        (1,772)             (109)                 (34)                (48)                   (8)
       (23,000)       (15,802)             (114)                 (37)                (34)                   (8)
        13,433          9,266            13,008                5,080               4,917                 1,097
      (169,279)      (102,686)             (561)                (127)               (205)                   (6)
     ---------      ---------           -------               ------              ------                ------
        25,898         16,129            12,893                4,910               4,884                 1,124
     ---------      ---------           -------               ------              ------                ------
        28,101         17,401            13,738                5,356               5,607                 1,148
        39,300         21,899                --                   --                  --                    --
     ---------      ---------           -------               ------              ------                ------
     $  67,401      $  39,300           $13,738               $5,356              $5,607                $1,148
     =========      =========           =======               ======              ======                ======

         RUSSELL
        CORE BOND#
---  ----------------
        SIX MONTHS
          ENDED
       DECEMBER 31,
           1999
---  ----------------
          $   50
              --
             (45)
          ------
               5
          ------
              51
             (38)
              (8)
           1,595
             (71)
          ------
           1,529
          ------
           1,534
              --
          ------
          $1,534
          ======

                                       29     Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 1999

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds shares are accounted for on the trade date. The basis for determining cost on sale of Funds shares is identified cost. Purchases and sales of the Funds shares for the period ended December 31, 1999 by each Division are shown below:

        DIVISIONS              PURCHASES        SALES
        ---------              ---------        -----
Small Cap Growth Stock....    $ 6,123,393    $     1,068
Aggressive Growth Stock...     35,131,629      4,386,856
International Equity......     38,347,289      1,854,037
Index 400 Stock...........      4,056,200        119,396
Growth Stock..............     44,024,329      1,042,030
Growth & Income Stock.....     37,069,503      1,491,279
Index 500 Stock...........     95,056,887      2,520,734
Balanced..................     35,493,036      6,023,989
High Yield Bond...........      7,296,571      1,680,853
Select Bond...............      6,205,815      2,193,634
Money Market..............     73,757,754     45,658,376
Russell Multi-Style Equity
  Fund....................     13,280,682         21,745
Russell Aggressive Equity
  Fund....................      5,000,413         77,631
Russell Non-U.S. Fund.....      5,030,954          6,175
Russell Real Estate
  Securities Fund.........      1,160,771            619
Russell Core Bond Fund....      1,664,332         84,103

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 3, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

Notes to Financial Statements          30

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 1999
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                               VARIABLE LIFE                                VARIABLE COMPLIFE
                                              POLICIES ISSUED                                POLICIES ISSUED
                                          BEFORE OCTOBER 11, 1995                     ON OR AFTER OCTOBER 11, 1995
                                                EQUITY OF:                                     EQUITY OF:
                                         -------------------------       TOTAL        -----------------------------       TOTAL
                                         POLICYOWNERS        NML         EQUITY       POLICYOWNERS           NML          EQUITY
                                         ----------------------------------------------------------------------------------------
Small Cap Growth Stock.................    $  2,395        $    90      $  2,485        $  3,094          $  1,599       $  4,693
Aggressive Growth Stock................      60,387          3,459        63,846         115,775            25,627        141,402
International Equity...................      40,534          2,738        43,272          62,788            15,362         78,150
Index 400 Stock........................         920             49           969           1,710             1,334          3,044
Growth Stock...........................      31,720          1,600        33,320          70,935            19,665         90,600
Growth and Income Stock................      28,633          1,702        30,335          56,046            16,098         72,144
Index 500 Stock........................     124,843          5,072       129,915         149,358            44,339        193,697
Balanced...............................     145,265          4,576       149,841          28,647             8,243         36,890
High Yield Bond........................       4,049            332         4,381          10,475             2,941         13,416
Select Bond............................       7,403            386         7,789           5,475             1,478          6,953
Money Market...........................       8,133            372         8,505          23,834            32,439         56,273
Russell Multi-Style Equity.............       2,095             91         2,186           6,289             3,973         10,262
Russell Aggressive Equity..............       1,248             54         1,302           2,141             1,591          3,732
Russell Non-U.S. ......................       1,029             42         1,071           2,659             1,460          4,119
Russell Real Estate Securities.........         302             12           314             469               324            793
Russell Core Bond......................         368             25           393             761               298          1,059
                                           --------        -------      --------        --------          --------       --------
                                           $459,324        $20,600      $479,924        $540,456          $176,771       $717,227
                                           ========        =======      ========        ========          ========       ========

                                                             VARIABLE EXECUTIVE LIFE              VARIABLE JOINT LIFE
                                                                 POLICIES ISSUED                    POLICIES ISSUED
                                                            ON OR AFTER MARCH 2, 1998        ON OR AFTER DECEMBER 10, 1998
                                                            --------------------------       -----------------------------
                                                                      TOTAL                              TOTAL
                                                                      EQUITY                            EQUITY
                                                            --------------------------------------------------------------
Small Cap Growth Stock....................................            $    1                            $  374
Aggressive Growth Stock...................................               441                               420
International Equity......................................               687                               393
Index 400 Stock...........................................               193                                52
Growth Stock..............................................               934                               897
Growth and Income Stock...................................               122                               648
Index 500 Stock...........................................             1,965                             2,453
Balanced..................................................             1,429                               266
High Yield Bond...........................................               127                                41
Select Bond...............................................               503                                85
Money Market..............................................             1,024                             1,598
Russell Multi-Style Equity................................               190                             1,095
Russell Aggressive Equity.................................               164                               155
Russell Non-U.S. .........................................               113                               304
Russell Real Estate Securities............................                 2                                42
Russell Core Bond.........................................                 6                                77
                                                                      ------                            ------
                                                                      $7,901                            $8,900
                                                                      ======                            ======

                                       31          Notes to Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

                                                                    DECEMBER 31,
                                                                ---------------------
                                                                 1999          1998
-------------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $36,792       $34,888
  Common and preferred stocks...............................      7,108         6,062
  Mortgage loans............................................     13,416        12,250
  Real estate...............................................      1,666         1,481
  Policy loans..............................................      7,938         7,580
  Other investments.........................................      3,443         2,353
  Cash and temporary investments............................      1,159         1,275
                                                                -------       -------
    TOTAL INVESTMENTS.......................................     71,522        65,889
  Due and accrued investment income.........................        893           827
  Other assets..............................................      1,409         1,313
  Separate account assets...................................     12,161         9,966
                                                                -------       -------
    TOTAL ASSETS............................................    $85,985       $77,995
                                                                =======       =======
LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $56,246       $51,815
  Policy benefit and premium deposits.......................      1,746         1,709
  Policyowner dividends payable.............................      3,100         2,870
  Interest maintenance reserve..............................        491           606
  Asset valuation reserve...................................      2,371         1,994
  Income taxes payable......................................      1,192         1,161
  Other liabilities.........................................      3,609         3,133
  Separate account liabilities..............................     12,161         9,966
                                                                -------       -------
    TOTAL LIABILITIES.......................................     80,916        73,254
  Surplus...................................................      5,069         4,741
                                                                -------       -------
    TOTAL LIABILITIES AND SURPLUS...........................    $85,985       $77,995
                                                                =======       =======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Financial Position

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                               1999        1998        1997
---------------------------------------------------------------------------------------------
REVENUE
  Premiums and deposits.....................................  $ 8,344     $ 8,021     $ 7,294
  Net investment income.....................................    4,766       4,536       4,171
  Other income..............................................      970         922         861
                                                              -------     -------     -------
      TOTAL REVENUE.........................................   14,080      13,479      12,326
                                                              -------     -------     -------
BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........    4,023       3,602       3,329
  Net additions to policy benefit reserves..................    4,469       4,521       4,026
  Net transfers to separate accounts........................      516         564         566
                                                              -------     -------     -------
      TOTAL BENEFITS........................................    9,008       8,687       7,921
  Operating expenses........................................    1,287       1,297       1,138
                                                              -------     -------     -------
      TOTAL BENEFITS AND EXPENSES...........................   10,295       9,984       9,059
                                                              -------     -------     -------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.......    3,785       3,495       3,267
Policyowner dividends.......................................    3,091       2,869       2,636
                                                              -------     -------     -------
      GAIN FROM OPERATIONS BEFORE TAXES.....................      694         626         631
Income tax expense..........................................      203         301         356
                                                              -------     -------     -------
      NET GAIN FROM OPERATIONS..............................      491         325         275
Net realized capital gains..................................      846         484         414
                                                              -------     -------     -------
      NET INCOME............................................  $ 1,337     $   809     $   689
                                                              =======     =======     =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                       33   Consolidated Statement of Operations

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
                                                                 1999         1998         1997
------------------------------------------------------------------------------------------------
BEGINNING OF YEAR...........................................    $4,741       $4,101       $3,515
  Net income................................................     1,337          809          689
  Increase (decrease) in net unrealized gains...............       213         (147)         576
  Increase in investment reserves...........................      (377)         (20)        (526)
  Charge-off of goodwill (Note 7)...........................      (842)          --           --
  Other, net................................................        (3)          (2)        (153)
                                                                ------       ------       ------
  NET INCREASE IN SURPLUS...................................       328          640          586
                                                                ------       ------       ------
END OF YEAR BALANCE.........................................    $5,069       $4,741       $4,101
                                                                ======       ======       ======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Changes in Surplus

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                -----------------------------------
                                                                 1999          1998          1997
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums............................    $ 9,260       $ 8,876       $ 8,093
  Investment income received................................      4,476         4,216         3,928
  Disbursement of policy loans, net of repayments...........       (358)         (416)         (360)
  Benefits paid to policyowners and beneficiaries...........     (4,012)       (3,572)       (3,316)
  Net transfers to separate accounts........................       (516)         (564)         (565)
  Policyowner dividends paid................................     (2,862)       (2,639)       (2,347)
  Operating expenses and taxes..............................     (1,699)       (1,749)       (1,722)
  Other, net................................................        (56)          (83)          124
                                                                -------       -------       -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES............      4,233         4,069         3,835
                                                                -------       -------       -------
CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
     Bonds..................................................     20,788        28,720        38,284
     Common and preferred stocks............................     13,331        10,359         9,057
     Mortgage loans.........................................      1,356         1,737         1,012
     Real estate............................................        216           159           302
     Other investments......................................        830           768           398
                                                                -------       -------       -------
                                                                 36,521        41,743        49,053
                                                                -------       -------       -------
  COST OF INVESTMENTS ACQUIRED
     Bonds..................................................     22,849        30,873        41,169
     Common and preferred stocks............................     13,794         9,642         9,848
     Mortgage loans.........................................      2,500         3,135         2,309
     Real estate............................................        362           268           202
     Other investments......................................      1,864           567           359
                                                                -------       -------       -------
                                                                 41,369        44,485        53,887
                                                                -------       -------       -------
  Net increase (decrease) in securities lending and other...        499          (624)          440
                                                                -------       -------       -------
       NET CASH USED IN INVESTING ACTIVITIES................     (4,349)       (3,366)       (4,394)
                                                                -------       -------       -------
       NET (DECREASE) INCREASE IN CASH AND TEMPORARY
        INVESTMENTS.........................................       (116)          703          (559)
Cash and temporary investments, beginning of year...........      1,275           572         1,131
                                                                -------       -------       -------
Cash and temporary investments, end of year.................    $ 1,159       $ 1,275       $   572
                                                                =======       =======       =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                       35   Consolidated Statement of Cash Flows

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 1999, 1998 and 1997

NOTE 1 -- BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long-term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC is now considering amendments to Codification that would also be effective upon implementation. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas (e.g., deferred income taxes are recorded). The Office of the Commissioner of Insurance of the State of Wisconsin ("OCI") intends to adopt Codification effective January 1, 2001. The Company has not determined the potential effect of Codification, and the eventual effect of adoption could differ if changes are made prior to the effective date of January 1, 2001.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of generally accepted accounting principles ("GAAP") primarily because on a GAAP basis: (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, and (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds -- Amortized cost using the interest method; loan-backed and structured securities are amortized using estimated prepayment rates and, generally, the prospective adjustment method

Common and preferred stocks -- Common stocks are carried at fair value, preferred stocks are generally carried at cost, and unconsolidated subsidiaries are recorded using the equity method

Mortgage loans -- Amortized cost

Real estate -- Lower of cost, less depreciation and encumbrances, or estimated net realizable value

Policy loans -- Unpaid principal balance, which approximates fair value

Other investments -- Consists primarily of joint venture investments which are valued at equity in ventures' net assets

Cash and temporary investments -- Amortized cost, which approximates fair value

TEMPORARY INVESTMENTS

Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME AND CAPITAL GAINS

Net investment income includes interest and dividends received or due and accrued on investments, equity in unconsolidated subsidiaries' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate

Notes to Consolidated Statutory Financial Statements depreciation, depletion related to energy assets and costs associated with securities lending.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Unrealized investment gains and losses include changes in the fair value of common stocks and changes in valuation allowances made for bonds, preferred stocks, mortgage loans and other investments considered by management to be impaired.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

INVESTMENT RESERVES

The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. In addition, the Company maintained a $200 million voluntary investment reserve at each of December 31, 1999 and 1998 to absorb potential investment losses exceeding those considered by the AVR formula. Increases or decreases in these investment reserves are recorded directly to surplus.

SEPARATE ACCOUNTS

Separate account assets and related policy liabilities represent the segregation of funds deposited by "variable" life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES

Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME

Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES

Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS

Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. (See Note 3.)

POLICYOWNER DIVIDENDS

Almost all life insurance policies, and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved.

RECLASSIFICATION

Certain financial statement balances for 1998 and 1997 have been reclassified to conform to the current year presentation.

                            Notes to Consolidated Statutory Financial Statements

NOTE 2 -- INVESTMENTS

DEBT SECURITIES

Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.
Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 1999 and 1998 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1999      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,855      $   72      $  (167)     $ 3,760
Mortgage-backed
  securities.........     7,736          65         (256)       7,545
Corporate and other
  debt securities....    25,201         249       (1,088)      24,362
                        -------      ------      -------      -------
                         36,792         386       (1,511)      35,667
Preferred stocks.....        85           2           --           87
                        -------      ------      -------      -------
     Total...........   $36,877      $  388      $(1,511)     $35,754
                        =======      ======      =======      =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1998      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,904      $  461      $   (11)     $ 4,354
Mortgage-backed
  securities.........     7,357         280          (15)       7,622
Corporate and other
  debt securities....    23,627       1,240         (382)      24,485
                        -------      ------      -------      -------
                         34,888       1,981         (408)      36,461
Preferred stocks.....       189           4           (1)         192
                        -------      ------      -------      -------
     Total...........   $35,077      $1,985      $  (409)     $36,653
                        =======      ======      =======      =======

The statement value and estimated fair value of debt securities by contractual maturity at December 31, 1999 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                   STATEMENT    ESTIMATED
                                     VALUE      FAIR VALUE
                                   ---------    ----------
                                        (IN MILLIONS)
Due in one year or less..........   $   931      $   942
Due after one year through five
  years..........................     5,420        5,412
Due after five years through ten
  years..........................    11,168       10,796
Due after ten years..............    11,622       11,059
                                    -------      -------
                                     29,141       28,209
Mortgage-backed securities.......     7,736        7,545
                                    -------      -------
                                    $36,877      $35,754
                                    =======      =======

STOCKS

The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

The adjusted cost of common and preferred stock held by the Company at December 31, 1999 and 1998 was $4.9 billion and $4.3 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE

Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 1999 and 1998 was $13.2 billion and $12.9 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 1999 and 1998, real estate includes $39 million and $61 million, respectively, acquired through foreclosure and $114 million and $120 million, respectively, of home office real estate.

Notes to Consolidated Statutory Financial Statements

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized investment gains and losses for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1999
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  219      $(404)      $ (185)
Common and preferred
  stocks..................      1,270       (255)       1,015
Mortgage loans............         22        (12)          10
Real estate...............         92         --           92
Other invested assets.....        308       (189)         119
                               ------      -----       ------
                               $1,911      $(860)       1,051
                               ======      =====       ------
Less: Capital gains
  taxes...................                                244
Less: IMR (losses)
  gains...................                                (39)
                                                       ------
Net realized capital
  gains...................                             $  846
                                                       ======

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1998
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  514      $(231)      $  283
Common and preferred
  stocks..................        885       (240)         645
Mortgage loans............         18        (11)           7
Real estate...............         41         --           41
Other invested assets.....        330       (267)          63
                               ------      -----       ------
                               $1,788      $(749)       1,039
                               ======      =====       ------
Less: Capital gains
  taxes...................                                358
Less: IMR (losses)
  gains...................                                197
                                                       ------
Net realized capital
  gains...................                             $  484
                                                       ======

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1997
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  518      $(269)       $249
Common and preferred
  stocks..................        533       (150)        383
Mortgage loans............         14        (14)         --
Real estate...............        100         (2)         98
Other invested assets.....        338       (105)        233
                               ------      -----        ----
                               $1,503      $(540)        963
                               ======      =====        ----
Less: Capital gains
  taxes...................                               340
Less: IMR (losses)
  gains...................                               209
                                                        ----
Net realized capital
  gains...................                              $414
                                                        ====

Changes in unrealized net investment gains and losses for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                    FOR THE YEAR ENDED
                                       DECEMBER 31,
                                  ----------------------
                                  1999     1998     1997
                                  ----     ----     ----
                                      (IN MILLIONS)
Bonds.........................    $(178)   $ (97)   $ 43
Common and preferred stocks...      415       29     528
Mortgage loans................      (10)     (16)     (7)
Real estate...................       (2)      --      --
Other.........................      (12)     (63)     12
                                  -----    -----    ----
                                  $ 213    $(147)   $576
                                  =====    =====    ====

SECURITIES LENDING

The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $2.1 billion and $1.5 billion, respectively, are included in the consolidated statements of financial position at December 31, 1999 and 1998, and approximate the statement value of securities loaned at those dates.

INVESTMENT IN MGIC

The Company owns 11.3% (11.9 million shares) of the outstanding common stock of MGIC Investment Corporation ("MGIC"). This investment is accounted for using the equity method. At December 31, 1999 and 1998, the fair value of the Company's investment in MGIC exceeded the statement value of $201 million and $180 million, respectively, by $518 million and $296 million, respectively.

In August 1998, the Company delivered 8.9 million shares of MGIC to a brokerage firm to settle a forward contract. In conjunction with the settlement, the Company recorded a $114 million realized gain.

DERIVATIVE FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options and swaps.

                            Notes to Consolidated Statutory Financial Statements

The Company held the following positions for hedging purposes at December 31, 1999 and 1998:

                                                NOTIONAL AMOUNTS
                                           ---------------------------
                                           DECEMBER 31,   DECEMBER 31,
     DERIVATIVE FINANCIAL INSTRUMENT           1999           1998                     RISKS REDUCED
     -------------------------------       ------------   ------------                 -------------
                                                  (IN MILLIONS)
Foreign Currency
  Forward Contracts......................      $967           $601       Currency exposure on foreign-denominated
                                                                         investments
Common Stock Futures.....................       620            657       Stock market price fluctuation.
Bond Futures.............................        50            379       Bond market price fluctuation.
Options to acquire Interest Rate Swaps...       419            419       Interest rates payable on certain annuity
                                                                         and insurance contracts.
Foreign Currency and
  Interest Rate Swaps....................       203             94       Interest rates on variable rate notes and
                                                                         currency exposure on foreign-denominated
                                                                         bonds.
Default Swaps............................        52             --       Default exposure on certain bond
                                                                         investments.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 1999 and 1998. The notional amount of equity swaps outstanding at December 31, 1999 and 1998 was $136 million and $138 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. There is no statement value reported for interest rate swaps, bond futures and options to acquire interest rate swaps prior to the settlement of the contract, at which time realized gains and losses are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 1999 and 1998, net realized and unrealized gains on investments were partially offset by net realized losses of $55 million and $104 million, respectively, and net unrealized gains (losses) of $17 million and $(58) million, respectively, on derivative instruments. The effect of derivative instruments in 1997 was not material to the Company's results of operations.

NOTE 3 -- RESERVES FOR POLICY BENEFITS

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from these estimates.

NOTE 4 -- EMPLOYEE AND AGENT BENEFIT PLANS

The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The expense associated with these plans is generally recorded by the Company in the period contributions are funded. As of Notes to Consolidated Statutory Financial Statements

January 1, 1999, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $109 million and $98 million for nonqualified defined benefit plans at December 31, 1999 and 1998, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $31 million, $29 million and $27 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 1999, 1998 and 1997, respectively. The defined benefit and defined contribution plans' assets of $2.2 billion and $1.9 billion at December 31, 1999 and 1998, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 1999, 1998 and 1997 were a net expense (benefit) of $5.0 million, $1.8 million and ($1.3) million, respectively.

                            DECEMBER 31,         DECEMBER 31,
                                1999                 1998
                         ------------------   ------------------
Unfunded postretirement
  benefit obligation
  for retirees and
  other fully eligible
  employees (Accrued in
  statement of
  financial
  position)............  $40 million          $35 million
Estimated
  postretirement
  benefit obligation
  for active non-vested
  employees (Not
  accrued until
  employee vests)......  $68 million          $56 million
Discount rate..........  7%                   7%
Health care cost trend   10% to an ultimate   10% to an ultimate
  rate.................  5%, declining 1%     5%, declining 1%
                         for 5 years          for 5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 1999 and 1998 would have been increased by $6 million and $5 million, respectively.

At December 31, 1999 and 1998, the recorded postretirement benefit obligation was reduced by $28 million and $23 million, respectively, for health care benefit plan assets. These assets were primarily invested in the separate accounts of the Company.

NOTE 5 -- REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Reserves for policy benefits at December 31, 1999 and 1998 were reported net of ceded reserves of $584 million and $518 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 1999, 1998 and 1997 was as follows:

                                1999     1998     1997
                               ------   ------   ------
                                    (IN MILLIONS)
Direct premiums and
  deposits...................  $8,785   $8,426   $7,647
Premiums ceded...............    (441)    (405)    (353)
                               ------   ------   ------
Net premium and deposits.....  $8,344   $8,021   $7,294
                               ======   ======   ======
Benefits to policyowners and
  beneficiaries..............   9,205   $8,869   $8,057
Benefits ceded...............    (197)    (182)    (136)
                               ------   ------   ------
Net benefits to policyowners
  and beneficiaries..........  $9,008   $8,687   $7,921
                               ======   ======   ======

In addition, the Company received $133 million, $121 million and $115 million for the years ended December 31, 1999, 1998 and 1997, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition

                            Notes to Consolidated Statutory Financial Statements
of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

NOTE 6 -- INCOME TAXES

Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1995 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes, which may become due with respect to the open years.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities (e.g., investments and policy benefit reserves). The Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and also, the Company must capitalize and amortize, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax").

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 1999, 1998 and 1997 was 29%, 48%, and 56% respectively. In 1999, the effective rate was less than the federal corporate rate of 35% due primarily to differences between book and tax investment income. In 1998 and 1997, the effective rate was greater than 35% due primarily to the equity tax and DAC tax.

NOTE 7 -- RELATED PARTY TRANSACTIONS

The Company acquired Frank Russell Company ("Frank Russell") effective January 1, 1999 for a purchase price of approximately $950 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method and is included in common stocks in the consolidated statement of financial position. In 1999, the Company charged-off directly from surplus approximately $842 million, representing the total goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off. The Company has unconditionally guaranteed certain debt obligations of Frank Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

During 1999, the Company transferred appreciated equity investments to a wholly-owned subsidiary as a capital contribution to the subsidiary. A realized capital gain of $287 million was recorded on this transaction based on the fair value of the assets upon transfer.

NOTE 8 -- CONTINGENCIES

The Company has guaranteed certain obligations of its other affiliates. These guarantees totaled approximately $101 million at December 31, 1999 and are generally supported by the underlying net asset values of the affiliates.

In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.9 billion at December 31, 1999 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial position.

Notes to Consolidated Statutory Financial Statements

[PRICEWATERHOUSECOOPERS LLP - LETTERHEAD]

R EPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 1999 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, on the basis of accounting described in Note 1.

/s/ PriceWaterhousecoopers LLP
January 24, 2000

Accountants' Report                    43

APPENDIX



ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS. The tables on the following pages illustrate how the death benefit and cash value for a Policy would vary over time based on hypothetical investment results. The tables assume gross (after tax) investment return rates of 0%, 6% and 12% on assets of the Account. The Policies illustrated are for male insureds, select risks, age 35. The first two illustrations, on pages 45-46, are for a policy with a Minimum Guaranteed Death Benefit of $200,000 and no Additional Protection, based (1) on current charges and the current dividend scale and (2) on maximum charges and zero dividends. The other two illustrations are for a Policy with a Minimum Guaranteed Death Benefit of $200,000 and Additional Protection of $200,000.

The death benefits and cash values would be different from those shown if the gross investment return rate averaged 0%, 6% or 12%, but fluctuated over and under the average rate at various points in time. The values would also be different, depending on the Account divisions selected by the owner of the Policy, if the Portfolios or Funds return rate averaged 0%, 6% or 12%, but the rates for each individual Portfolio or Fund varied over and under the average.


The amounts shown as the death benefits and cash values reflect the deductions from premiums, deductions from Policy Value and the charge at the annual rate of
 .60% of the Account's assets for mortality and expense risks. The amounts shown as the cash values reflect the deduction of the surrender charge during the first fifteen Policy years. The amounts shown also reflect the average of the investment advisory fees and other expenses applicable to each of the Portfolios and Funds at the annual rate of .66% of their net assets. See "The Funds", p. 5. Thus the 0%, 6% and 12% gross hypothetical return rates on the Fund's assets are equivalent to the net rates of 1.26%, 4.74% and 10.74% on the assets of the Account.


The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, at a 5% interest rate compounded annually.

The death benefits and corresponding cash values shown on pages 45 and 47 illustrate benefits which we would pay if investment returns of 0%, 6% and 12% are realized, if mortality and expense experience in the future is as currently experienced and if the current dividend scale remains unchanged. See "Annual Dividends," p. 13. HOWEVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WE WILL PAY UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to increase the Policy Value, other dividend options are available. The use of dividends for other purposes during the guaranteed period for Additional Protection may cause the guaranteed period to terminate. See "Death Benefit", p. 9.

We will prepare a comparable illustration based on a proposed insured's age, sex and risk classification and proposed face amount or premium upon request.

         VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                  MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
             $200,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                            $2,610 ANNUAL PREMIUM (1)
                     CURRENT CHARGES AND DIVIDEND SCALE (2)
                     DIVIDENDS USED TO INCREASE POLICY VALUE



                                                DEATH BENEFIT (3)                   CASH SURRENDER VALUE (3)
                                          ------------------------------          -----------------------------
                       PREMIUM              ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
                     ACCUMULATED            ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
   END OF           AT 5% INTEREST
POLICY YEAR            PER YEAR           0%           6%            12%            0%          6%        12%
-----------            --------        --------     --------       -------       ------       ------    ------
  1                   $2,741           $200,000      200,021       200,139          901        1,019         1,136
  2                    5,618            200,000      200,060       200,431        2,752        3,109         3,480
  3                    8,639            200,000      200,118       200,899        4,561        5,284         6,064
  4                   11,812            200,000      200,195       201,564        6,329        7,547         8,917
  5                   15,143            200,000      200,294       202,456        8,051        9,899        12,062
  6                   18,641            200,000      200,411       203,598        9,824       12,442        15,630
  7                   22,313            200,000      200,556       205,033       11,549       15,080        19,556
  8                   26,169            200,000      200,734       206,799       13,228       17,820        23,884
  9                   30,218            200,000      200,951       208,943       14,862       20,669        28,661
  10                  34,470            200,000      201,211       211,515       16,457       23,637        33,940
  15                  59,136            200,000      204,524       234,256       25,567       42,344        72,076
  20                  90,617            200,000      211,868       311,403       33,818       65,864       136,024
  25                 130,796            200,000      223,245       478,073       40,168       94,823       241,250
  30 (age 65)        182,076            200,000      240,400       715,956       43,890      130,508       412,469
  35                 247,523            200,000      269,334     1,062,685       43,553      174,483       688,439
  40                 331,052            200,000      316,374     1,569,971       34,736      226,644     1,124,696
  45                 437,658            200,000      368,476     2,317,209        7,349      286,166     1,799,591



(1)If premiums are paid more frequently than annually the payments would be $1,331.41 semiannually, $673.55 quarterly, or $225.74 monthly.

(2)Dividends illustrated are based on current scale and experience and are not guaranteed.

(3)Assumes no policy loan has been made.



IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

         VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                  MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
             $200,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                            $2,610 ANNUAL PREMIUM (1)
                       MAXIMUM CHARGES AND ZERO DIVIDENDS



                                                DEATH BENEFIT (2)                   CASH SURRENDER VALUE (2)
                                          ------------------------------          -----------------------------
                      PREMIUM             ASSUMING HYPOTHETICAL GROSS             ASSUMING HYPOTHETICAL GROSS
                    ACCUMULATED           ANNUAL INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF
   END OF          AT 5% INTEREST     0%            6%           12%           0%           6%        12%
  POLICY YEAR         PER YEAR     --------     --------       -------       ------       ------    ------
  -----------         --------
  1                  2,741          200,000       200,014       200,132         895         1,012           1,130
  2                  5,618          200,000       200,046       200,416       2,739         3,095           3,465
  3                  8,639          200,000       200,096       200,872       4,542         5,262           6,038
  4                 11,812          200,000       200,162       201,521       6,304         7,514           8,873
  5                 15,143          200,000       200,249       202,390       8,021         9,854          11,996
  6                 18,641          200,000       200,354       203,504       9,794        12,386          15,536
  7                 22,313          200,000       200,484       204,897      11,516        15,007          19,421
  8                 26,169          200,000       200,638       206,605      13,190        17,724          23,691
  9                 30,218          200,000       200,819       208,663      14,812        20,536          28,381
  10                34,470          200,000       201,024       211,112      16,381        23,450          33,538
  15                59,136          200,000       202,537       231,095      24,092        40,357          68,915
  20                90,617          200,000       205,046       285,062      28,878        59,042         124,518
  25               130,796          200,000       208,876       420,175      30,617        80,454         212,033
  30(age 65)       182,076          200,000       214,415       601,198      27,427       104,523         346,356
  35               247,523          200,000       222,125       845,898      15,135       130,829         547,998
  40               331,052          200,000       232,559     1,178,418           0       159,033         844,195
  45               437,658          200,000       246,356     1,631,754           0       188,446       1,267,253


(1)If premiums are paid more frequently than annually the payments would be $1,331.41 semiannually, $673.55 quarterly, or $225.74 monthly.

(2)Assumes no policy loan has been made.



IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

         VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                  MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
       $200,000 VARIABLE WHOLE LIFE PLUS $200,000 ADDITIONAL PROTECTION(1)
                            $3,620 ANNUAL PREMIUM (2)
                     CURRENT CHARGES AND DIVIDEND SCALE (3)
                     DIVIDENDS USED TO INCREASE POLICY VALUE



                                                DEATH BENEFIT (4)                   CASH SURRENDER VALUE (4)
                                          ------------------------------          -----------------------------
                      PREMIUM             ASSUMING HYPOTHETICAL GROSS             ASSUMING HYPOTHETICAL GROSS
                    ACCUMULATED           ANNUAL INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF
   END OF          AT 5% INTEREST     0%            6%             12%            0%             6%           12%
  POLICY YEAR         PER YEAR     --------      --------        -------       -------        ------        ------
  -----------         --------
  1                   3,801         400,000       400,000        400,000        1,343         1,495         1,648
  2                   7,792         400,000       400,000        400,000        3,944         4,417         4,908
  3                  11,983         400,000       400,000        400,000        6,491         7,458         8,503
  4                  16,383         400,000       400,000        400,000        8,985        10,626        12,469
  5                  21,003         400,000       400,000        400,000       11,415        13,916        16,839
  6                  25,854         400,000       400,000        400,000       13,891        17,443        21,767
  7                  30,948         400,000       400,000        400,000       16,297        21,099        27,187
  8                  36,296         400,000       400,000        400,000       18,639        24,893        33,160
  9                  41,912         400,000       400,000        400,000       20,919        28,838        39,752
  10                 47,809         400,000       400,000        401,333       23,147        32,950        47,043
  15                 82,020         400,000       400,000        423,375       35,180        58,140        99,015
  20                125,684         400,000       400,000        477,445       45,132        88,871       185,437
  25                181,411         400,000       400,000        651,812       51,120       125,398       328,924
  30(age 65)        252,534         395,465       400,000        977,145       51,379       168,832       562,943
  35                343,307         364,419       403,552      1,451,214       43,843       220,960       940,140
  40                459,160         330,617       429,362      2,144,716       22,153       282,310     1,536,432
  45                607,020         211,272       468,606      3,166,179            0       352,786     2,458,917


(1)Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2)If premiums are paid more frequently than annually the payments would be $1,846.10 semiannually, $933.43 quarterly, or $312.91 monthly.

(3)Dividends illustrated are based on current scale and experience and are not guaranteed.

(4)Assumes no policy loan has been made.




IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

         VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                  MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
       $200,000 VARIABLE WHOLE LIFE PLUS $200,000 ADDITIONAL PROTECTION(1)
                            $3,620 ANNUAL PREMIUM (2)
                       MAXIMUM CHARGES AND ZERO DIVIDENDS





                                                DEATH BENEFIT (3)                   CASH SURRENDER VALUE (3)
                                          ------------------------------          -----------------------------
                      PREMIUM             ASSUMING HYPOTHETICAL GROSS             ASSUMING HYPOTHETICAL GROSS
                    ACCUMULATED           ANNUAL INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF
   END OF          AT 5% INTEREST      0%             6%          12%             0%            6%           12%
  POLICY YEAR         PER YEAR      --------      --------      -------        ------        ------        ------
  -----------         --------
  1                   3,801         400,000        400,000      400,000        1,164         1,316          1,469
  2                   7,792         400,000        400,000      400,000        3,571         4,033          4,512
  3                  11,983         400,000        400,000      400,000        5,911         6,842          7,848
  4                  16,383         400,000        400,000      400,000        8,181         9,744         11,504
  5                  21,003         400,000        400,000      400,000       10,375        12,739         15,508
  6                  25,854         400,000        400,000      400,000       12,606        15,942         20,012
  7                  30,948         400,000        400,000      400,000       14,749        19,232         24,931
  8                  36,296         400,000        400,000      400,000       16,806        22,615         30,313
  9                  41,912         400,000        400,000      400,000       18,768        26,084         36,199
  10                 47,809         400,000        400,000      400,000       20,636        29,647         42,648
  15                 82,020         400,000        400,000      410,613       29,066        49,499         86,253
  20                125,684         333,952        400,000      445,801       33,673        69,731        153,793
  25                181,411         283,402        400,000      518,053       35,287        89,532        261,209
  30(age 65)        252,534         250,500        400,000      744,954       32,093       105,438        429,175
  35                343,307         230,680        400,000    1,051,808       20,040       109,608        681,392
  40                459,160         218,221        227,808    1,468,440            0       131,534      1,051,961
  45                607,020         211,257        227,808    2,036,184            0       150,474      1,581,341





(1)Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2)If premiums are paid more frequently than annually the payments would be $1,846.10 semiannually, $933.43 quarterly, or $312.91 monthly.

(3)Assumes no policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.


To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

N O R T H W E S T E R N  M U T U A L



NORTHWESTERN MUTUAL VARIABLE COMPLIFE(R)


NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS



P  R  O  S  P  E  C  T  U  S  E  S


Investment Company Act File Nos. 811-3990 and 811-5371

NORTHWESTERN MUTUAL

PO Box 3095
Milwaukee  WI  53201-3095

Change Service Requested

                                     PART II

                       CONTENTS OF REGISTRATION STATEMENT

     This amendment to the registration statement comprises the following papers and documents:

         The facing sheet

         The cross-reference sheet

         The prospectus consisting of 51 pages

         The undertaking with respect to fees and charges

         The signatures

         Written consents of the following persons:

                  PricewaterhouseCoopers LLP (filed herewith as Exhibit C(1))

                  William C. Koenig, F.S.A. (included in his opinion filed herewith as Exhibit C(6))

The following exhibits:

         Exhibit C(1)           Consent of PricewaterhouseCoopers LLP

         Exhibit C(6)           Opinion and consent of William C. Koenig, F.S.A.

                                   UNDERTAKING

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 25th day of April, 2000.

                                      NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                      (Registrant)

                                      By THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY
                                         (Depositor)


Attest: JOHN M. BREMER                      By: JAMES D. ERICSON
       ----------------------------------      ---------------------------------
        John M. Bremer                          James D. Ericson, Chairman and
         Senior Executive Vice President         Chief Executive Officer
         and Secretary
                                            By NORTHWESTERN MUTUAL INVESTMENT
                                               SERVICES, LLC
                                               (Depositor)


Attest: MERRILL C. LUNDBERG                 By: MERIDEE J. MAYNARD
       ----------------------------------     ----------------------------------
        Merrill C. Lundberg, Secretary          Meridee J. Maynard,
                                                  President and CEO

         Pursuant to the requirements of the Securities Act of 1933, the depositors have duly caused this Amended Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, and their seals to be hereunto affixed, all in the City of Milwaukee, and State of Wisconsin, on the 25th day of April, 2000.
                                                 THE NORTHWESTERN MUTUAL LIFE
                                                 INSURANCE COMPANY  (Depositor)


Attest: JOHN M. BREMER                      By: JAMES D. ERICSON
       ----------------------------------     ----------------------------------
        John M. Bremer                          James D. Ericson, Chairman and
         Senior Executive Vice President          Chief Executive Officer
         and Secretary
                                                  NORTHWESTERN MUTUAL INVESTMENT
                                                  SERVICES, LLC  (Depositor)


Attest: MERRILL C. LUNDBERG                 By: MERIDEE J. MAYNARD
       ----------------------------------     ----------------------------------
        Merrill C. Lundberg, Secretary            Meridee J. Maynard,
                                                  President and CEO

         Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the depositor and on the dates indicated:

Signature                             Title
---------                             -----


JAMES D. ERICSON                      Trustee, Chairman and            Dated
-----------------------
James D. Ericson                      Principal Executive and          April 25,
                                      Financial Officer                2000

EDWARD J. ZORE                              President and Trustee
----------------------------------
Edward J. Zore



GARY E. LONG                                Vice President, Controller
----------------------------------          and Principal Accounting
Gary E. Long                                Officer



HAROLD B. SMITH*                            Trustee
----------------------------------
Harold B. Smith



J. THOMAS LEWIS*                            Trustee
----------------------------------
J. Thomas Lewis



PATRICIA ALBJERG GRAHAM*                    Trustee
----------------------------------
Patricia Albjerg Graham



R. QUINTUS ANDERSON*                        Trustee
----------------------------------
R. Quintus Anderson



STEPHEN F. KELLER*                          Trustee               Dated
------------------------------------                              April 25, 2000
Stephen F. Keller



PIERRE S. du PONT*                          Trustee
------------------------------------
Pierre S. du Pont



J. E. GALLEGOS*                             Trustee
------------------------------------
J. E. Gallegos



KATHRYN D. WRISTON*                         Trustee
------------------------------------
Kathryn D. Wriston



BARRY L. WILLIAMS*                          Trustee
------------------------------------
Barry L. Williams



GORDON T. BEAHAM III*                       Trustee
------------------------------------
Gordon T. Beaham III



DANIEL F. McKEITHAN, JR.*                   Trustee
------------------------------------
Daniel F. McKeithan, Jr.

EDWARD E. BARR*                             Trustee
------------------------------------
Edward E. Barr



ROBERT C. BUCHANAN*                         Trustee
------------------------------------
Robert C. Buchanan



SHERWOOD H. SMITH, JR.*                     Trustee
------------------------------------
Sherwood H. Smith, Jr.



H. MASON SIZEMORE, JR.*                     Trustee
------------------------------------
H. Mason Sizemore, Jr.



JOHN J. STOLLENWERK*                        Trustee
------------------------------------
John J. Stollenwerk



GEORGE A. DICKERMAN*                        Trustee
------------------------------------
George A. Dickerman



GUY A. OSBORN*                              Trustee               Dated
------------------------------------                              April 25, 2000
Guy A. Osborn



JOHN E. STEURI*                             Trustee
------------------------------------
John E. Steuri



STEPHEN N. GRAFF*                           Trustee
------------------------------------
Stephen N. Graff



BARBARA A. KING*                            Trustee
------------------------------------
Barbara A. King



TIMOTHY D. PROCTOR*                         Trustee
------------------------------------
Timothy D. Proctor



PETER M. SOMMERHAUSER*                      Trustee
------------------------------------
Peter M. Sommerhauser



*By: JAMES D. ERICSON
   ------------------------------------
     James D. Ericson, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

                               CONSENT OF ACTUARY


     The Consent of William C. Koenig, F.S.A., is contained in his opinion filed as Exhibit C(6).








                       CONSENT OF INDEPENDENT ACCOUNTANTS


         The Consent of PricewaterhouseCoopers LLP is filed as Exhibit C(1).

                                POWER OF ATTORNEY


     The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Robert E. Carlson, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 1999 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 28th day of July, 1999.


                              R. QUINTUS ANDERSON                Trustee
                              -----------------------------------
                              R. Quintus Anderson




                              EDWARD E. BARR                     Trustee
                              -----------------------------------
                              Edward E. Barr




                              GORDON T. BEAHAM III               Trustee
                              -----------------------------------
                              Gordon T. Beaham III




                              ROBERT C. BUCHANAN                 Trustee
                              -----------------------------------
                              Robert C. Buchanan




                              ROBERT E. CARLSON                  Trustee
                              -----------------------------------
                              Robert E. Carlson




                              GEORGE A. DICKERMAN                Trustee
                              -----------------------------------
                              George A. Dickerman

                              PIERRE S. du PONT                  Trustee
                              -----------------------------------
                              Pierre S. du Pont




                              JAMES D. ERICSON                   Trustee
                              -----------------------------------
                              James D. Ericson




                              J. E. GALLEGOS                     Trustee
                              -----------------------------------
                              J. E. Gallegos




                              STEPHEN N. GRAFF                   Trustee
                              -----------------------------------
                              Stephen N. Graff




                              PATRICIA ALBJERG GRAHAM            Trustee
                              -----------------------------------
                              Patricia Albjerg Graham




                              STEPHEN F. KELLER                  Trustee
                              -----------------------------------
                              Stephen F. Keller




                              BARBARA A. KING                    Trustee
                              -----------------------------------
                              Barbara A. King




                              J. THOMAS LEWIS                    Trustee
                              -----------------------------------
                              J. Thomas Lewis




                              DANIEL F. McKEITHAN, JR.           Trustee
                              -----------------------------------
                              Daniel F. McKeithan, Jr.




                              GUY A. OSBORN                      Trustee
                              -----------------------------------
                              Guy A. Osborn

                              TIMOTHY D. PROCTOR                 Trustee
                              -----------------------------------
                              Timothy D. Proctor




                              H. MASON SIZEMORE, JR.             Trustee
                              -----------------------------------
                              H. Mason Sizemore, Jr.




                              HAROLD B. SMITH                    Trustee
                              -----------------------------------
                              Harold B. Smith




                              SHERWOOD H. SMITH, JR.             Trustee
                              -----------------------------------
                              Sherwood H. Smith, Jr.




                              PETER M. SOMMERHAUSER              Trustee
                              -----------------------------------
                              Peter M. Sommerhauser




                              JOHN E. STEURI                     Trustee
                              -----------------------------------
                              John E. Steuri




                              JOHN J. STOLLENWERK                Trustee
                              -----------------------------------
                              John J. Stollenwerk




                              BARRY L. WILLIAMS                  Trustee
                              -----------------------------------
                              Barry L. Williams




                              KATHRYN D. WRISTON                 Trustee
                              -----------------------------------
                              Kathryn D. Wriston

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 5 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                       FOR
                      NORTHWESTERN MUTUAL VARIABLE COMPLIFE


         Exhibit Number       Exhibit Name
         --------------       ------------

         Exhibit C(1)         Consent of PricewaterhouseCoopers LLP

         Exhibit C(6)         Opinion and consent of William C. Koenig, F.S.A.